                                               File Nos. 333-26505 and 811-08209

As Filed with the Securities and Exchange Commission on April 28, 1999

                   U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 3
                                      to
                                   FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                             (Exact Name of Trust)


                    UNITED INVESTORS LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            2001 Third Avenue South
                           Birmingham, Alabama 35233
         (Complete address of depositor's principal executive offices)




Name and address of Agent for service:      Copy to:
John H. Livingston, Esquire                 Frederick R. Bellamy, Esq.
United Investors Life Insurance Company     Sutherland Asbill & Brennan LLP
2001 Third Avenue South                     1275 Pennsylvania Avenue, N.W.
Birmingham, Alabama 35233                   Washington, DC 20004-2415

                    --------------------------------

It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b)of Rule 485
         [x] on April 30, 1999 pursuant to paragraph (b)of Rule 485
         [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
         [ ] on ____________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
         [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.


Title of securities being registered: Variable Life Insurance Policies

                                   Prospectus
                                  May 1, 1999

   Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage Plus variable life insurance policy, which is issued by:

United Investors Life Insurance Co.
2001 Third Avenue South
Birmingham, Alabama 35233

   The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

   Variable life insurance policies involve certain risks, and you may lose some or all of your investment.
 . We do not guarantee how any of the investment divisions will perform.
 . The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
 . Neither the U.S. Government nor any Federal agency insures your investment in the policy.

                             ADVANTAGE PLUSSM
                            VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
   issued by
United Investors Life Insurance Company
   through
United Investors Universal Life Variable Account

   The policy offers 12 funding choices--one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of Target/United Funds, Inc.:

     . Asset Strategy Portfolio
     . Balanced Portfolio
     . Bond Portfolio
     . Growth Portfolio
     . High Income Portfolio
     . Income Portfolio
     . International Portfolio
     . Limited-Term Bond Portfolio
     . Money Market Portfolio
     . Science and Technology Portfolio
     . Small Cap Portfolio

There is no guaranteed cash surrender value for amounts allocated to the variable investment divisions. If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the policy, the policy may terminate without value.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                 U-1165, Ed.5-99

Table of Contents
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
Summary.....................................................................   1
  The Policy................................................................   1
  Payment of Premiums.......................................................   1
  Funding Choices...........................................................   1
  Charges and Deductions....................................................   2
  Taxes.....................................................................   3
  Cash Benefits.............................................................   3
  Death Benefit.............................................................   3
  Termination...............................................................   3
  Other Information.........................................................   4
  Inquiries.................................................................   4

United Investors Universal Life Variable Account............................   6
  Target/United Funds, Inc..................................................   6
  Fund Management and Fees..................................................   8

Fixed Account...............................................................   9

The Policy..................................................................   9
  Applying for a Policy.....................................................   9
  "Free Look" Right to Cancel the Policy....................................   9
  Premiums..................................................................  10
  Transfers.................................................................  11
  Dollar-Cost Averaging.....................................................  12
  Surrender of the Policy...................................................  12
  Partial Surrenders........................................................  12
  Loan Benefits.............................................................  13
  Requesting Payments.......................................................  14
  Policy Changes............................................................  14
  Reports to Owners.........................................................  15
  Other Policy Provisions...................................................  15
  Assignment and Change of Owner............................................  15
  Supplemental Benefits.....................................................  16

Charges and Deductions......................................................  16
  Premium Expense Charge....................................................  17
  Mortality and Expense Risk Charge.........................................  17
  Monthly Deduction.........................................................  17
  Surrender Charge..........................................................  17
  Partial Surrender Charge..................................................  18
  Other Charges.............................................................  18
  Cost of Insurance.........................................................  18
  Reduction in Charges for Certain Groups...................................  19

Policy Values...............................................................  19
  Policy Value..............................................................  19
  Variable Account Value....................................................  20
  Fixed Account Value.......................................................  21

Death Benefits..............................................................  22
  Amount of Death Benefit Payable...........................................  22
  Death Benefit Options.....................................................  22

  Changing the Death Benefit Option.........................................  23
  Changing the Face Amount..................................................  23
  Effect of Partial Surrenders on the Death Benefit.........................  24
  Beneficiary...............................................................  25

Tax Considerations..........................................................  25
  Introduction..............................................................  25
  Tax Status of the Policy..................................................  25
  Tax Treatment of Policy Benefits..........................................  26
  Taxation of United Investors..............................................  28
  Employment-Related Benefit Plans..........................................  28

Other Information...........................................................  28
  United Investors Life Insurance Company...................................  28
  Sale of the Policies......................................................  30
  Changing the Variable Account.............................................  30
  Voting of Portfolio Shares................................................  30
  Addition, Deletion, or Substitution of Investments........................  31
  Other Information.........................................................  32
  Litigation................................................................  32
  Legal Matters.............................................................  32
  Experts...................................................................  32
  Financial Statements......................................................  32

Appendix A: Surrender Charges Per $1,000 of Face Amount.....................  33
Appendix B: Hypothetical Illustrations......................................  34
Appendix C: Directors and Officers of United Investors......................  43
Appendix D: Glossary........................................................  44
Appendix E: Financial Statements............................................ F-1

--------------------------------------------------------------------------------

This prospectus generally describes only the variable portion of the policy, except where the fixed account is specifically mentioned.

Buying this policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance policy.

Certain terms and phrases used in this prospectus are explained in Appendix D.

Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This is a summary of some of the more important points that you should know and consider before purchasing the Advantage Plus variable life insurance policy.

The Policy

   The Advantage Plus variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c) provides the opportunity for cash value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy.

   In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

   You may divide your Advantage Plus policy value among the fixed account and eleven variable investment divisions which invest in portfolios of Target/United Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Target/United Funds portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable investment divisions if performance is not sufficiently positive to cover the charges under the policy.

Payment of Premiums

   Although you select a premium payment plan, you are not required to follow it. (The minimum initial premium and planned premium depend on age, sex, and risk class of the insured, on the face amount of the policy, and on any supplemental benefit riders to the policy.) Within limits, you can vary the frequency and amount of premium payments and can skip planned premiums. However, extra premiums may be required to prevent policy termination under certain circumstances.

Funding Choices

   We deduct a premium expense charge from each premium payment, and then we allocate the net premium among the variable investment divisions and the fixed account according to your written instructions.

   You may allocate each premium (and your existing policy value) among variable investment divisions which invest in the following eleven portfolios of Target/United Funds, Inc.:

  .Asset Strategy Portfolio
  .Balanced Portfolio
  .Bond Portfolio
  .Growth Portfolio
  .High Income Portfolio
  .Income Portfolio
  .International Portfolio
  .Limited-Term Bond Portfolio
  .Money Market Portfolio
  .Science and Technology Portfolio
  .Small Cap Portfolio

   For policies issued in California, the investment divisions which invest in the Asset Strategy Portfolio and the High Income Portfolio are not available.

   You may also allocate each premium (and your existing policy value) to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

   We deduct a 3.5% premium expense charge from each premium payment. No sales load is deducted from premiums.

   We also make certain periodic deductions from your policy value. Each month, we deduct the following from your policy value:

(a) the cost of insurance charge;

(b) the monthly administrative charge (currently $5.00, and guaranteed not to exceed $7.50);

(c) a guaranteed death benefit charge ($0.01 per $1,000 of face amount) so long as the death benefit guarantee is in effect; and

(d) any supplemental benefit charges.

   Each day, we deduct a charge from the assets in the variable investment divisions for certain mortality and expense risks we bear under the policy. Currently, this charge is at an effective annual rate of 0.90% of those assets during the first ten policy years and 0.70% thereafter. We guarantee not to increase this mortality and expense risk charge above 0.90% in any policy year.

   In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of Target/United Funds, Inc. See the table below for a summary of these portfolio expenses.
                 Target/United Funds, Inc. Annual Expenses(/1/)
                        (% of average daily net assets)

                          Management   12b-1       Other     Total Portfolio
  Portfolio                  Fee     Fees(/2/) Expenses(/3/)    Expenses
----------------------------------------------------------------------------
  Asset Strategy            0.79%      0.25%       0.19%          1.23%
  Balanced                  0.59%      0.25%       0.06%          0.90%
  Bond                      0.52%      0.25%       0.06%          0.83%
  Growth                    0.69%      0.25%       0.02%          0.96%
  High Income               0.64%      0.25%       0.05%          0.94%
  Income                    0.69%      0.25%       0.03%          0.97%
  International             0.79%      0.25%       0.15%          1.19%
  Limited-Term Bond         0.54%      0.25%       0.17%          0.96%
  Money Market              0.49%      0.25%       0.09%          0.83%
  Science and Technology    0.69%      0.25%       0.12%          1.06%
  Small Cap                 0.84%      0.25%       0.04%          1.13%

(/1/) These expenses are deducted directly from the assets of the Target/United Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed, Inc., the investment adviser of Target/United Funds, Inc., supplied the above information, and we have not independently verified it. See the Target/United Funds, Inc. prospectus for more complete information.

(/2/) Each portfolio pays a service fee to Waddell & Reed, Inc., the principal underwriter of Target/United Funds, Inc. and the policy, of no more than 0.25% of the portfolio's average annual net assets. The fee reimburses Waddell & Reed, Inc. for arranging to provide personal services to policy owners and to maintain their policies. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(/3/) Other Expenses are those incurred for the year ended December 31, 1998.

   Actual expenses of Target/United Funds, Inc. may be greater or less than those shown.

   We deduct a surrender charge from the policy value upon a full surrender of the policy before the 16th policy anniversary (or the 16th anniversary of any increase in the policy's face amount). The surrender charge rate, which is a stated amount per $1,000 of face amount, varies with the insured's age on the policy's effective date (or at the time of increase in the policy's face amount). The surrender charge is constant until the fifth policy anniversary (or the fifth anniversary of any increase in the policy's face amount), and then decreases annually to zero at the 16th policy anniversary (or the 16th anniversary of any increase in the policy's face amount).

   We deduct a partial surrender charge upon a partial surrender of the policy. The partial surrender charge is a portion of the then-applicable surrender charge, plus the lesser of $25 or 2% of the partial surrender amount.

Taxes

   We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, or we pay the maturity benefit. Under certain circumstances, a policy could be treated as a modified endowment contract. See "Tax Considerations" for a discussion of when distributions, such as surrenders and loans, from policy value could be subject to Federal income tax and penalty tax.

Cash Benefits

   Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charges) may be substantially less than the premiums paid.

   Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy's cash surrender value. Policy loans reduce the amount available for allocations and transfers.

   Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance.

   Partial Surrender. You generally may make a partial surrender of the policy at any time during the insured's life, provided that the policy has sufficient net cash surrender value remaining.

Death Benefit

   You must select one of two death benefit options under the policy:

(a) the greater of the policy's face amount or a multiple of its policy value;
    or

(b) the greater of (i) the policy's face amount plus its policy value or (ii) a multiple of its policy value.

   Subject to certain limits, you may change the policy's face amount and death benefit.

   The policy's death benefit guarantee feature will keep the policy in force during the death benefit guarantee period even if there is insufficient cash surrender value to pay the cost of insurance and other periodic charges. The death benefit guarantee remains effective so long as cumulative premiums paid on the policy, less any partial surrenders and outstanding loan balance, equals or exceeds (i) the minimum monthly premium multiplied by (ii) the number of months the policy has been in force. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

   The death benefit guarantee period generally ends at the insured's age 65 under death benefit option (a) or age 62 under death benefit option (b). This period may vary in some states.

Termination

   There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy.

   If the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due and the death benefit guarantee is not in effect, the policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Other Information

   Free Look: For a limited time after the policy's effective date, you may cancel the policy and receive a full refund of all premiums paid.

   Supplemental Benefits. Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. Among the benefits currently available under the policy are:

(a) accelerated death benefit rider;

(b) accidental death benefit rider;

(c) children's term insurance rider;

(d) additional insured term insurance rider; and

(e) disability waiver of monthly deductions rider.

   Other supplemental benefits may also be available.

   Transfers: Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the fixed account up to 12 times in a policy year.

   Dollar-Cost Averaging: Before the maturity date, you may have automatic monthly transfers of a predetermined dollar amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

   Illustrations: Sample projections of hypothetical death benefits and policy values are in Appendix B to this prospectus. These projections may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b) compare the policy to other life insurance policies.

   The projections also show the value of the annual premiums accumulated with interest and demonstrate that the policy value may be low (compared to the premiums plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

   Age: A number of policy provisions depend on the insured's age. This usually means the insured's attained age, which is the actual age on the last policy anniversary. During part of each policy year, attained age is one year less than actual age. This may be better for you since it could mean, for example, lower cost of insurance charges and a higher death benefit.

   Financial Information: Our financial statements, and financial statements for the variable investment divisions, are in Appendix E to this prospectus.

Inquiries

   If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:
  United Investors Life Insurance Company
  Administrative Office
  5525 LBJ Freeway, Suite 500
  P. O. Box 219065
  Dallas, Texas 75221-9065
  Telephone: (800) 451-6923

--------------------------------------------------------------------------------
   The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the Target/United Funds, Inc. prospectus carefully before investing.

                United Investors Universal Life Variable Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The variable investment divisions are "sub-accounts" or divisions of the United Investors Universal Life Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on April 18, 1997. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of Target/United Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable investment divisions under the policy are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

Target/United Funds, Inc.

   The Variable Account invests in shares of Target/United Funds, Inc., a mutual fund with the following investment portfolios:

  1. Asset Strategy Portfolio;

  2. Balanced Portfolio;

  3. Bond Portfolio;

  4. Growth Portfolio;

  5. High Income Portfolio;

  6. Income Portfolio;

  7. International Portfolio;

  8. Limited-Term Bond Portfolio;

  9. Money Market Portfolio;

  10. Science and Technology Portfolio; and

  11. Small Cap Portfolio.

The assets of each portfolio of Target/United Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the Target/United Funds, Inc. prospectus, which accompanies this prospectus.

  Portfolio               Investment Objective and Certain Policies
---------------------------------------------------------------------------------------------
  Asset Strategy          The Asset Strategy Portfolio seeks high total return over the long-
                          term. It seeks to achieve its goal by allocating its assets among stocks, bonds, and short-term instruments, both in the United
                          States and abroad.
---------------------------------------------------------------------------------------------
  Balanced                The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, fixed-income securities and cash, depending on market conditions.
---------------------------------------------------------------------------------------------
  Bond                    The Bond Portfolio seeks a reasonable return with more emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.
---------------------------------------------------------------------------------------------
  Growth                  The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goal by investing primarily in common stocks, or securities convertible into common stocks, of
                          U.S. and foreign companies.
---------------------------------------------------------------------------------------------
  High Income             The High Income Portfolio seeks as a primary goal, high current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-
                          income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio's goals.
---------------------------------------------------------------------------------------------
  Income                  The Income Portfolio seeks maintenance of current income, subject to market conditions, with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation, or are expected to resist market decline.
---------------------------------------------------------------------------------------------
  International           The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income.
                          It seeks to achieve its goals by investing primarily in common stocks, or securities convertible into or exchangeable for common stocks, of foreign companies that may have the potential for long-
                          term growth.
---------------------------------------------------------------------------------------------
  Limited-Term Bond       The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.
---------------------------------------------------------------------------------------------
  Money Market            The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated high quality money market obligations and instruments.
---------------------------------------------------------------------------------------------
  Science and Technology  The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its
                          investments primarily in the common stock of science and technology securities of U.S. and foreign companies.

  Portfolio   Investment Objective and Certain Policies
---------------------------------------------------------------------------------
  Small Cap   The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks, or securities convertible into the common stocks, of companies that are
              relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

   Target/United Funds, Inc. is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Target/United Funds, Inc. prospectus.

Fund Management and Fees

   Waddell & Reed Investment Management Company, the manager of Target/United Funds, Inc., provides investment advisory services to its portfolios. The manager is a wholly-owned subsidiary of Waddell & Reed, Inc., which is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The manager provides investment advice to and supervises investments of a number of mutual funds. The manager maintains a large staff of experienced investment personnel and a full complement of related support facilities. Each Target/United Funds portfolio pays the manager a fee for managing its investments. The fee consists of two elements:

    (i) a specific fee computed each day on the portfolio's net asset value at the following annual rates; and

   Portfolio                                                   Specific Fee (%)
   ---------                                                   ----------------
   Asset Strategy.............................................       0.30%
   Balanced...................................................       0.10%
   Bond.......................................................       0.03%
   Growth.....................................................       0.20%
   High Income................................................       0.15%
   Income.....................................................       0.20%
   International..............................................       0.30%
   Limited-Term Bond..........................................       0.05%
   Money Market...............................................       0.00%
   Science and Technology.....................................       0.20%
   Small Cap..................................................       0.35%

  (ii) the portfolio's proportionate share of a base fee computed each day on the combined net asset values of all the portfolios at the following annual rates:

   Group Net Asset
   Level ($ millions)                                               Base Fee (%)
   ------------------                                               ------------
   <$750...........................................................     0.51%
   $750 - $1,500...................................................     0.49%
   $1,500 - $2,250.................................................     0.47%
   >$2,250.........................................................     0.45%

   The base fee is computed on the combined net asset value of all eleven portfolios of Target/United Funds, Inc. For 1998, the base fee rate was 0.49%.

   A proposal is outstanding to change the investment management fees for each portfolio. See the Target/United Funds, Inc. prospectus for complete details.

Fixed Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the "fixed account." It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

   The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate will be guaranteed for at least a one-year period. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

   Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

   As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See "Transfers.")

The Policy
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Applying for a Policy

   To purchase a policy, you must complete an application, submit it to our administrative office (at the address listed on page 4 of this prospectus), and pay an initial premium which varies by age, sex and risk class. (See "Premiums" below). The initial premium must be paid prior to the policy's effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy's effective date. If the proposed insured dies before the policy's effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a temporary insurance agreement is in effect).

   Generally, we will issue a policy covering an insured up to attained age 75 (on the policy's effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right not to accept an application for any lawful reason.

"Free Look" Right to Cancel the Policy

   During the "free look" period, you may cancel your policy and receive a refund of all premiums paid. The "free look" period expires the later of:

  (a) 20 days after you receive your policy; or

  (b) 45 days after you sign the application for the policy.

   Some states may require a longer period or a different refund amount. In order to cancel the policy, you must return it by mail or other delivery before the end of the "free look" period to our administrative office or to the agent who sold it to you.

Premiums

   The premium amounts sufficient to fund a policy depend on a number of factors, such as:

  (a) the age, sex and risk class of the proposed insured;

  (b) the face amount of the policy; and

  (c) any supplemental benefits under the policy.

The initial premium must be at least equal to the minimum monthly premium. After the initial premium is paid, additional premiums may be paid in any amount and at any time. We may require that any additional premiums be at least a specified amount. We will give you 90 days' advance written notice if we establish such a minimum.

   Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See "Tax Considerations.")

   Planned Premiums. When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly via automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the $25 minimum), or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy's face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See "Changing the Face Amount.")

   Premiums to Prevent Termination. If you do not pay planned premiums or if the investment performance of the policy's variable investment divisions is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the death benefit guarantee is in effect.

   If the death benefit guarantee is not in effect on a monthly anniversary and either

  (a) the net cash surrender value is less than the monthly deduction, or

  (b) the loan balance exceeds the cash surrender value,

the policy will terminate without value unless additional premiums are paid. (See "Monthly Deduction" and "Death Benefit Guarantee.")

   You will have a 61-day grace period to pay a premium sufficient to cover the monthly deduction. We will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). The grace period will begin when the notice is sent, and your policy will remain in effect during the grace period. (See "Amount of Death Benefit Payable" and "Effect of Policy Loan.") The grace period premium required to be paid will be sufficient to keep the policy in force for three months regardless of investment performance. The payment required will not exceed:

  (a) the amount by which the loan balance exceeds the cash surrender value;
      plus

  (b) any accrued and unpaid monthly deductions as of the date of the notice;
      plus

  (c) an amount sufficient to cover the next two monthly deductions.

If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See "Other Policy Provisions" for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured's death and for any loan balance.

   Death Benefit Guarantee. During the death benefit guarantee period, the death benefit is guaranteed to remain in effect so long as cumulative premiums paid, less any partial surrenders and any loan balance, are at least equal to
(i) the minimum monthly premium, multiplied by (ii) the number of months the policy has been in force. If this requirement is met, the policy will remain in force, regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the minimum monthly premium has changed since the policy's effective date, the total premium amount required will be based on each minimum monthly premium amount and the number of months for which each applied. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

   For death benefit option A, the death benefit guarantee period lasts five years or until the insured's attained age 65, whichever is later. For death benefit option B, the period is the later of three years or until the insured's attained age 62. However, for policies sold in Massachusetts the death benefit guarantee period is five years for both option A and option B.

   Crediting Premiums to the Policy. Between the date your initial premium is received and the policy's effective date, we will credit interest on the initial premium as if it had been invested in the variable investment division investing in the money market portfolio. On the policy's effective date, the initial net premium, plus any accrued interest on that amount, will be credited to the policy. Any additional premium received will be credited to the policy on the date we receive it, or the next business day thereafter.

   Net Premium Allocations. When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable investment division and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. The change will apply to all premiums received after we receive your instructions, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Transfers

   At any time after the end of the "free look" period, you may transfer all or part of your variable account value to one or more of the other variable investment divisions or to the fixed account up to 12 times in a policy year. There is no charge for making transfers. You may transfer all or part of your fixed account value to one or more variable investment divisions only once each policy year, and the maximum amount you can transfer out of the fixed account is the greater of:

  (a) 25% of the prior policy anniversary's unloaned fixed account value; or

  (b) the amount of the prior policy year's transfer.

If a transfer is made from the fixed account to a variable investment division, no transfer from that variable investment division to the fixed account may be made for six months after the transfer date. The minimum amount that may be transferred out of a variable investment division or the fixed account is $100, or, if less, the policy value in the variable investment division or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

   Transfer requests may be made by satisfactory written or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request at our administrative office if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds.

(See "Requesting Payments.") We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

   We have the authority to honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For example, you may be required to use a personal identification number to initiate a telephone transfer. We will not be liable for the consequences of a fraudulent telephone transfer request we believe to be authentic when we have followed those procedures. As a result, you bear the risk of loss arising from such a fraudulent request if you give us authorization for telephone transfers.

Dollar-Cost Averaging

   The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to the other variable investment divisions on a monthly basis prior to the policy's maturity date. The minimum automatic transfer amount is $100. If the transfer is to be made to more than one variable investment division, a minimum of $25 must be transferred to each variable investment division selected. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

   You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. A second method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable investment divisions you desire.

Surrender of the Policy

   You may surrender your policy at any time for its net cash surrender value. (See "Requesting Payments.") The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See "Surrender Charge.") Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. Surrendering the policy may have tax consequences. (See "Tax Considerations.")

Partial Surrenders

   You may make partial surrenders under your policy at any time during the insured's life and before the policy has terminated. (See "Requesting Payments.") Requests for partial surrenders must be made in writing. The minimum partial surrender amount is $100. The amount remaining after a partial surrender must be at least $300. A partial surrender charge will be deducted from your policy value along with the partial surrender amount requested.

   The partial surrender charge is:

  (a) the lesser of $25 or 2% of the partial surrender amount; plus

  (b) a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect.

   When you request a partial surrender, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the partial surrender amount and partial surrender charge will be deducted from your policy value in the variable investment divisions and the fixed account on a pro rata basis. If death benefit option A is in effect, a partial surrender may reduce the face amount of your policy. (See "Effect of Partial Surrenders on the Death Benefit.") Partial surrenders may have tax consequences. (See "Tax Considerations.")

Loan Benefits

   You may borrow up to 90% of your cash surrender value at any time by submitting a written request to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charges. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $200. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See "Premiums to Prevent Termination.") Policy loans may have income tax consequences. (See "Tax Considerations.")

   When a loan is made, an amount equal to the requested loan and any loan interest is transferred from the variable account value to the fixed account. The amount to be transferred will be deducted from each variable investment division in the same proportion that the value of each variable investment division bears to your variable account value unless you specify one or more variable investment divisions from which the loan is to be made.

   Interest. We will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%. We may also credit additional interest (currently up to an effective annual rate of 2%) on the preferred loan amount. Your loan will be divided into two parts: the preferred loan amount and the non-preferred loan amount. The preferred loan amount is equal to the amount of the loan balance that does not exceed the policy value minus the total premiums paid (excluding any premiums paid during a grace period). The non-preferred loan amount is equal to any portion of the loan balance that exceeds the preferred loan amount.

   Loan Repayment. You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $200 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable investment division will be transferred from the fixed account to increase the value in that variable investment division. The repayment will be allocated among the variable investment divisions and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

   Effect of Policy Loan. A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions.

   Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

   Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly anniversary and the death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

   The tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Requesting Payments

   Written requests for payment must be sent to our administrative office or given to an authorized United Investors agent for forwarding to this office. We will ordinarily pay any death benefit, loan amount, net cash surrender value or partial surrender amounts within seven days after we receive at our administrative office all the documents required for such a payment. Other than the death benefit, which is determined as of the date of the insured's death, the amount of any payment will be determined as of the date our administrative office receives all required documents.

   Telephone requests may be allowed by us in certain circumstances.

   We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

  (a) the disposal or valuation of the Variable Account's assets is not reasonably practicable because

        (i) the New York Stock Exchange is closed for other than a regular holiday or weekend,

        (ii) trading is restricted by the SEC, or

        (iii) the SEC declares that an emergency exists; or

  (b) the SEC by order permits postponement of payment to protect our policy owners.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 4%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

   The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Policy Changes

   We may make changes in the policy at any time if we believe the changes are necessary:

  (a) to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

  (b) to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

  (c) to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid.

Reports to Owners

   At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums, make a partial surrender, make transfers, or take out a policy loan.

Other Policy Provisions

   The policy contains provisions addressing the following matters:

   Dividends. The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

   Incontestability. After the policy has been in force during the insured's lifetime for a period of two years from the policy's effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

   Suicide Exclusion. The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy's effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any partial surrenders and any loan balance.

   Reinstatement. The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

  (a) submit an application for reinstatement;

  (b) provide evidence of insurability satisfactory to us;

  (c) pay or agree to reinstatement of any loan balance; and

  (d) pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly anniversary on or following the day we approve the application for reinstatement. (See the policy form for additional information.)

   Misstatement of Age or Sex. The death benefit will be adjusted if the insured's age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

   Paid-Up Insurance Option. If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under "Premiums to Prevent Termination." The policy will not continue beyond its maturity date. Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

   Entire Contract. The entire contract is made up of the policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Assignment and Change of Owner

   You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See "Tax Considerations" below.) You may change the policy owner by sending a written request to us while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request. A change of policy owner may have tax consequences. (See "Tax Considerations.") A change of policy owner does not change the beneficiary designation. (See "Beneficiary.") Any such assignment or change must be in a written form acceptable to us.

Supplemental Benefits

   Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for certain supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. More details will be included in your policy if you choose any of these benefits. From time to time, we may make available supplemental benefits other than those listed below. Contact your agent or our administrative office for a complete list of the supplemental benefits available.

   Accelerated Death Benefit Rider. This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid.

   Accidental Death Benefit Rider. This benefit will be paid if the insured dies as a result of an accident before age 70.

   Children's Term Insurance Rider. This benefit allows you to add death benefit coverage for your children.

   Additional Insured Term Insurance Rider. This benefit allows you to provide for death benefits on up to five family members (spouse and/or children).

   Disability Waiver of Monthly Deduction Rider. The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy's effective date and prior to age 60. The waiver continues as long as total disability continues.

Charges and Deductions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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   We deduct the charges described below from your policy. Certain of the charges depend on a number of variables, and are illustrated in the hypothetical illustrations depicted in this prospectus. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

   Services and benefits we provide include:

  (a) the death benefits, cash and loan benefits provided by the policy;

  (b) funding choices, including net premium allocations, dollar-cost averaging programs;

  (c) administration of various elective options under the policy; and

  (d) the distribution of various reports to policy owners.

   Costs and expenses we incur include:

  (a) those associated with underwriting applications and changes in face amount and riders;

  (b) various overhead and other expenses associated with providing the services and benefits provided by the policy;

  (c) sales and marketing expenses; and

  (d) other costs of doing business, such as Federal, state and local premium and other taxes and fees.

   Risks we assume include the risks that:

  (a) insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

  (b) the costs of providing the services and benefits under the policy will exceed the charges deducted.

Premium Expense Charge

   We deduct a 3.5% charge from each premium before allocating the resulting net premium to the policy value. This charge is deducted for state premium taxes and Federal income tax treatment of deferred acquisition costs.

Mortality and Expense Risk Charge

   We deduct a daily charge from assets in the variable investment divisions for certain mortality and expense risks we bear. This charge is currently at an effective annual rate of 0.90% of Variable Account assets during the first ten policy years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

   We deduct a monthly deduction from your policy value on the policy's effective date and on each monthly anniversary. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

  (a) the cost of insurance charge discussed below;

  (b) a monthly administrative charge (currently this is $5.00 per month; it may increase to a maximum charge of $7.50 per month);

  (c) the guaranteed death benefit charge ($0.01 per $1,000 of the policy's face amount) as long as the death benefit guarantee remains in effect; and

  (d) charges for any supplemental benefits added by riders to the policy. (See "Supplemental Benefits.")

Surrender Charge

   If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases.

   The surrender charge varies based on the insured's age on the policy's effective date or at the time of an increase in face amount, and is calculated as an amount per $1,000 of face amount. The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase).

   During the first five policy years (or first five years after a face amount increase) the surrender charge per $1,000 of face amount is as follows for selected ages of the insured:

  Insured's Age at Issue:     25       35       45       50       55       65       75
----------------------------------------------------------------------------------------
  Charge per $1,000         $6.00    $7.00    $8.75    $10.00   $11.50   $16.75   $26.00
  of Face Amount:

   For example, if a 50-year old purchases a policy insuring his or her own life with a $100,000 face amount and completely surrenders it within five years, the surrender charge would be $1,000 ($10.00 per $1,000 of face amount, applied to $100,000 of face amount). (See Appendix A for a complete list of applicable surrender charges.)

   Although the surrender charge (as a percentage of face amount) increases with the insured's issue age, the surrender charge as a percentage of premiums could actually decrease as the insured's issue age increases. This occurs because the premiums required for a specified face amount are higher for an insured with an older issue age than for an insured with a younger issue age. This means that for the same premium an older insured's policy is likely to have a lower face amount. Therefore the surrender charge for an insured with an older issue age could actually represent a lower portion of the premiums than it does for an insured with younger issue age.

Partial Surrender Charge

   A partial surrender charge equal to (a) the lesser of $25 or 2% of the partial surrender amount, plus (b) a portion of the surrender charge, will apply to each partial surrender. The portion of the surrender charge is (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect. This charge will be deducted from your policy value along with the partial surrender amount. (See "Partial Surrenders.")

Other Charges

   For a description of the investment advisory fees and other expenses incurred by the Portfolios, see the "Summary" on page 2 of this prospectus and the accompanying prospectus for Target/United Funds, Inc.

Cost of Insurance

   The cost of insurance is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly anniversary to monthly anniversary. The cost of insurance charge is equal to
(a) multiplied by the result of (b) minus (c) where:

  (a) is the cost of insurance rate divided by 1,000;

  (b) is the death benefit at the beginning of the policy month divided by 1.0032737; and

  (c) is the policy value at the beginning of the policy month.

   The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge and cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges.

   The cost of insurance rate is the rate applied to the insurance under the policy to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured's attained age, sex, and applicable risk class as well as the duration of the policy. We currently place insureds in the following risk classes (available for male or female) when we issue the policy, based on our underwriting:

     .  Preferred;
     .  Standard Non-Tobacco;

     .  Standard Tobacco;
     .  Substandard Non-Tobacco; and
     .  Substandard Tobacco.

The original risk class applies to the policy's initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured's circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the face amount, the policy value will be considered a part of the initial face amount when the charge is calculated. If the policy value exceeds the initial face amount, the excess will be considered part of the increases in face amount in the order of the increases.

   We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, Age Last Birthday, or a multiple thereof for substandard classes. (See "Hypothetical Illustrations" for examples showing the effects of the cost of insurance charge.)

Reduction in Charges for Certain Groups

   We may waive or reduce the administrative charge, the guaranteed death benefit charge, the premium expense charge, and the surrender charges on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy; or

  (b) individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

Policy Values
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Policy Value

   The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy's effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

  (a) the performance of the variable investment divisions to which amounts have been allocated;

  (b) interest credited on amounts allocated to the fixed account and loan balance;

  (c) charges;

  (d) transfers;

  (e) partial surrenders; and

  (f) policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

   The cash surrender value is the policy value reduced by any surrender charge.

   The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

   The variable account value is the sum of the values of the variable investment divisions under the policy. On the policy's effective date, the value of each variable investment division is equal to:

  (a) the initial net premium allocated to that variable investment division;
      plus

  (b) any accrued interest from the date of receipt of the premium to the policy's effective date; minus

  (c) the portion of the first month's monthly deduction allocated to that variable investment division.

On any business day thereafter, the value of each variable investment division is equal to:

  (a) the value of the variable investment division on the preceding business day, multiplied by the appropriate net investment factor (described below) for the current business day; plus

  (b) the sum of all net premiums allocated to the variable investment division since the previous business day; plus

  (c) the sum of all loan repayments allocated to the variable investment division since the previous business day; plus

  (d) the amount of any transfers from other variable investment divisions or the fixed account to the variable investment division since the previous business day; minus

  (e) the amount of any transfers to other variable investment divisions or to the fixed account, including amounts transferred to secure a policy loan, from the variable investment division since the previous business day; minus

  (f) the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the variable investment division since the previous business day; minus

  (g) the portion of the monthly deduction allocated to the variable investment division since the previous business day.

   Unit Values. When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division's unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

  (a) the allocated portion of the monthly deduction is taken from the variable investment division;

  (b) a policy loan is taken from the variable investment division;

  (c) an amount is transferred from the variable investment division; or

  (d) a partial surrender is taken from the variable investment division.

The number of the variable investment division's units may also decrease if the policy's face amount is decreased.

   A variable investment division's unit value is an index we use to measure investment performance. Each variable investment division's unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. Each variable investment division's unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division's net investment factor for the current business day.

   Net Investment Factor. The net investment factor is an index used to measure the investment performance of a variable investment division from one business day to the next. The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

    (2) the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the "ex-dividend" date occurs during the current business day; plus or minus

    (3) a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

  (b) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

    (2) the charge or credit for any taxes reserved for the last prior business day; and

    (c) is a deduction for the current mortality and expense risk charge.

Fixed Account Value

   On the policy's effective date, the fixed account value is equal to:

  (a) the initial net premium allocated to the fixed account; plus

  (b) any accrued interest from the date of receipt of the premium to the policy's effective date; minus

  (c) the portion of the first month's monthly deduction allocated to the fixed account.

   On any monthly anniversary thereafter, the fixed account value is equal to:

  (a) the fixed account value on the preceding monthly anniversary; plus

  (b) the sum of all net premiums allocated to the fixed account since the previous monthly anniversary; plus

  (c) the sum of all policy loan repayments allocated to the fixed account since the previous monthly anniversary; plus

  (d) total interest credited to the fixed account since the previous monthly anniversary; plus

  (e) the amount of any transfers from the variable investment divisions to the fixed account, including amounts transferred to secure policy loans, since the previous monthly anniversary; minus

  (f) the amount of any transfers from the fixed account to the variable investment divisions since the previous monthly anniversary; minus

  (g) the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the fixed account since the previous monthly anniversary; minus

  (h) the portion of the monthly deduction allocated to the fixed account since the previous monthly anniversary.

Death Benefits
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--------------------------------------------------------------------------------

   If the insured dies while the policy is in force and prior to the policy's maturity date, we will pay the death benefit when we receive satisfactory proof at our administrative office of the insured's death. (See "Requesting Payments.") The death benefit will be paid to the beneficiary.

Amount of Death Benefit Payable

   The amount of death benefit payable is:

  (a) the amount of insurance determined under the death benefit option in effect on the date of the insured's death; plus

  (b) any supplemental benefits provided by riders; minus

  (c) any loan balance on that date; minus

  (d) any past due monthly deductions (if death occurred during a grace period).

   Under certain circumstances, the amount of the death benefit may be further adjusted. (See "Incontestability" and "Misstatement of Age or Sex.")

Death Benefit Options

   The amount of insurance depends on the death benefit option in effect on the date of death.

   Death Benefit Option A. The death benefit (amount of insurance) under option A is the greater of:

  (1) the face amount at the beginning of the policy month when the death occurs; or

  (2) the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

   Under option A, the death benefit ordinarily will not change.

   Death Benefit Option B. The death benefit under option B is the greater of:

  (1) the face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

  (2) the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

   Under option B, the death benefit will vary directly with your policy value. (To see how and when investment performance of the policy may begin to affect the death benefit, please see the hypothetical illustrations.)

   Death Benefit Factors. The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured's attained age 40 and declines thereafter as the insured's age increases, as specified in the following table.

  Attained             Attained            Attained            Attained
    Age       Factor     Age      Factor     Age      Factor     Age      Factor
  --------    ------   --------   ------   --------   ------   --------   ------
     41        2.43       51       1.78       61       1.28       71       1.13
     42        2.36       52       1.71       62       1.26       72       1.11
     43        2.29       53       1.64       63       1.24       73       1.09
     44        2.22       54       1.57       64       1.22       74       1.07
     45        2.15       55       1.50       65       1.20     75-90      1.05
     46        2.09       56       1.46       66       1.19       91       1.04
     47        2.03       57       1.42       67       1.18       92       1.03
     48        1.97       58       1.38       68       1.17       93       1.02
     49        1.91       59       1.34       69       1.16       94       1.01
     50        1.85       60       1.30       70       1.15      95+       1.00

   The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Changing the Death Benefit Option

   You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

  (a) each change must be submitted by written request received by our administrative office;

  (b) once you change the death benefit option, you cannot change it again for one year;

  (c) if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy's face amount will be decreased by an amount equal to the policy value on the date of the change;

  (d) if you change the death benefit option from B to A, the total death benefit will remain the same, and the face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the face amount increase.

   The effective date of the change will be the monthly anniversary on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. Changing the death benefit option may have tax consequences. (See "Tax Considerations.")

Changing the Face Amount

   You select the policy's face amount when you apply for the policy. After the policy has been in force at least one year, you may change the face amount on any monthly anniversary subject to the following requirements. The minimum face amount after the first policy year is $50,000. Once you change the face amount, you cannot change it again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences. (See "Tax Considerations" below.)

   Increasing the Face Amount. To increase the policy's face amount, you must:

  (a) submit an application for the increase;

  (b) submit proof satisfactory to us that the insured is an insurable risk;
      and

  (c) pay any additional premium that is required.

   The face amount cannot be increased after the insured's attained age 75. Each face amount increase must be at least $25,000. A face amount increase will take effect on the monthly anniversary on or following the day we approve the application for the increase.

   The risk class that applies for any face amount increase may be different from the risk class that applies for the policy's initial face amount or any other face amount increase. Upon an increase in face amount, the minimum monthly premium will be increased, and additional surrender charges equal to the face amount increase (in $1,000s) multiplied by the surrender charge factors listed above under "Surrender Charge" will apply for 16 years following the increase. If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

   Decreasing the Face Amount. You may decrease the policy's face amount by submitting a written request. The face amount may not be decreased below the policy's minimum face amount. The minimum monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

  (a) the monthly anniversary on or following the day we receive the request;
      or

  (b) the monthly anniversary one year after the date of the last change in face amount.

   A face amount decrease will be used to reduce any previous face amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all face amount increases have been reduced, it will be used to reduce the policy's initial face amount.

   We will deduct a charge from the policy value each time the policy's face amount is decreased. The amount of this charge is the lesser of:

  (a) the reduction percentage multiplied by the surrender charge for each face amount portion reduced; or

  (b) the policy value when the decrease is made.

   The reduction percentage for each face amount portion reduced is the amount of the face amount decrease divided by the face amount in effect before the decrease. The charge will be deducted for each face amount portion reduced.

   After the face amount is decreased, future surrender charges for each face amount portion for which a charge is deducted will be reduced by the surrender charges shown for that face amount portion, multiplied by the reduction percentage.

Effect of Partial Surrenders on the Death Benefit

   A partial surrender will affect your policy's death benefit in the following respects:

  (a) If death benefit option A is in effect, the policy's face amount will be reduced by the partial surrender amount. If the face amount reflects increases in the policy's initial face amount, any partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy's initial face amount.

  (b) If death benefit option B is in effect, the total death benefit is also reduced by the partial surrender amount, but the policy's face amount is not affected.

Beneficiary

   You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured's death, we will pay the death benefit proceeds to you, if living, or to your estate.

Tax Considerations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following discussion is general and is not intended as tax advice.

Introduction

   The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through Target/United Funds, Inc. will satisfy these diversification requirements.

   The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

   In General. We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

   Modified Endowment Contracts. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such policy. The premium limitation rules for determining whether such a policy is a modified endowment contract are extremely complex. In general, however, a policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven level annual premiums.

   In addition, if a policy is "materially changed," it may cause such policy to be treated as a modified endowment contract. The material change rules for determining whether a policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a policy will be a modified endowment contract after a material change depends upon the relationship of the death benefit at the time of change to the policy or cash value at the time of such change and the additional premiums paid in the seven policy years starting with the date on which the material change occurs.

   The manner in which the premium limitation and material change rules should be applied to certain features of the policy and its riders is unclear. Nonetheless, under our current procedures, the policy owner will be notified at the time a policy is issued whether, according to our calculations, the policy is or is not classified as a modified endowment contract based on the premium then received.

   Due to the policy's flexibility, classification of a policy as a modified endowment contract will depend upon the circumstances of each policy. Accordingly, a prospective policy owner should contact a qualified tax advisor before purchasing a policy to determine the circumstances under which the policy would be a modified endowment contract. In addition, a policy owner should contact a competent tax advisor before making any change to, including an exchange of or reduction in benefits of, a policy to determine whether such change would cause the policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.

   If a policy becomes a modified endowment contract, distributions such as partial surrenders and policy loans that occur during the policy year it becomes a modified endowment contract and any subsequent policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Whether a policy is or is not a modified endowment contract, upon a complete surrender or a lapse or termination of a policy or when benefits are paid at its maturity date, if the amount received plus the amount of any indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax.

   Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

  (1) First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the "investment in the policy" (described below) at such time.

  (2) Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

  (3) Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

      (a) is made on or after the policy owner reaches actual age 59 1/2,

      (b) is attributable to the policy owner's becoming disabled, or

      (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

   Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with policy loans that are outstanding after the first 15 policy years are less clear and a tax advisor should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   Policy Loan Interest. Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

   Investment in the Policy. "Investment in the policy" means:

  (a) the aggregate amount of any premiums or other consideration paid for a policy; minus

  (b) the aggregate amount received under the policy which is excluded from the gross income of the policy owner (except that the amount of any loan from, or secured by, a policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded); plus

  (c) the amount of any loan from, or secured by, a policy that is a modified endowment contract to the extent that such amount is included in the gross income of the policy owner.

   Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

   Accelerated Death Benefit Rider. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the policy. (See "Accelerated Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

   Other Policy Owner Tax Matters. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

   Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

   Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Taxation of United Investors

   We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under "Charges and Deductions." At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

   On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Other Information
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--------------------------------------------------------------------------------
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United Investors Life Insurance Company

   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

   Preparing for Year 2000. The new millennium poses a significant concern to all businesses which use computer systems or electronic data in their operations. This concern arises because these organizations have existing computer systems and programs that cannot always identify a proper date. For many years, programs were written using a two digit code to represent a year. At the beginning of the year 2000, more digits are needed to accurately determine the date in these programs. Without addressing this issue, many computer programs could fail or produce erroneous results. Additionally, companies which communicate electronically with other businesses or which rely on other businesses for services are exposed to risk of failure by the electronic devices and computer systems of those other entities to the extent they are not Year 2000 compliant. The potential failure of these systems creates considerable uncertainty and could potentially adversely affect the ongoing operations and stability of a business.

   We are exposed to these risks should our computer systems fail due to date-related problems. We also rely on a number of third party businesses and governmental agencies that we either communicate electronically with or depend on for services in conducting our business. These institutions include but are not limited to banks, financial institutions, telecommunication companies, utilities, mail delivery organizations, and a variety of governmental agencies. If our computer systems or the systems of our third-party business partners are not compliant, we may be exposed to considerable risks, including business interruption, loss of revenue, increased expense, loss of policyholders, and litigation.

   To reduce our business risk to an acceptable level, we have established a project plan to insure that our business-critical computer systems will be Year 2000 compliant. This plan also addresses third-party compliance issues. Under the direction of executive management, objectives and timetables have been set forth to achieve compliance. Progress toward achieving those objectives is constantly monitored. We expect the entire project, including all Year 2000 testing activities, to be completed during 1999.

   We remain on schedule to meet all of our Year 2000 compliance requirements. All known required software changes were completed in 1998, and the related testing is in process with plans for completion in 1999. With regard to third party concerns, we are:

  1. confirming with our software vendors the Year 2000 readiness of purchased software packages;

  2. verifying the Year 2000 compliance status of our financial business partners' computer and data communications systems to insure readiness, including data interface testing with third parties; and

  3. evaluating all of our electronic operational systems (telephones, security, utility, environmental) for Year 2000 compliance.

While we are making every effort to verify the compliance of third parties, no assurances as to the compliance of their computer systems can be given.

   We have primarily used our internal staff to complete our Year 2000 project. Other than completion of software testing, all significant Year 2000 project milestones for internal computer systems have been completed. Confirmation of third party compliance and electronic data interface testing with third parties is continuing with completion expected during 1999. We have spent $130,000 on our Year 2000 project activities to date, including internal programming costs, outside contractors, and replacement costs. These costs have been expensed as incurred. Total project cost is expected to be approximately $150,000.

   Year 2000 contingency plans are being developed for critical risk areas. Management is establishing and documenting contingency plans for most critical systems and interfaces with business partners within each individual's responsibility. Such contingency plans include possible manual operation efforts, staff adjustments, outside services, and alternative procedures. These contingency plans will be maintained well into 2000.

   Published Ratings. We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Sale of the Policies

   Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, is the principal underwriter of the policies. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Policies may not be available in all states. Waddell & Reed, Inc. may enter into written sales agreements with various broker-dealers to aid in the sale of the policies. A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the policies.

Changing the Variable Account

   We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

  (a) add investment divisions to, or remove investment divisions from, the Variable Account;

  (b) combine the Variable Account with other separate accounts;

  (c) replace the shares of a portfolio by substituting shares of another portfolio of Target/United Funds, Inc. or another investment company

      (1) if shares of the portfolio are no longer available for investment, or

    (2) if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

  (d) end the registration of the Variable Account under the 1940 Act;

  (e) disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

  (f) operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

Voting of Portfolio Shares

   We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. Target/United Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Addition, Deletion, or Substitution of Investments

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of Target/United Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of Target/United Funds, Inc. and to substitute shares of another portfolio of Target/United Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

  (a) laws or regulations are changed;

  (b) the shares of Target/United Funds, Inc. or one of its portfolios are no longer available for investment, or;

  (c) in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the Investment Division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

   We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of Target/United Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

   In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

  (a) operated as a management company under the Investment Company Act of 1940;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other United Investors separate accounts.

Other Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. That information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

   No legal or administrative proceeding is pending that would have a material effect upon the Variable Account.

Legal Matters

   Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in this prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

   The balance sheets of United Investors Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations, comprehensive income, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1998 and the balance sheet of United Investors Universal Life Variable Account as of December 31, 1998 and the related statement of operations and changes in net assets for each of the years in the two-year period ended December 31, 1998 have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Financial Statements

   Our financial statements which are included in Appendix E to this prospectus should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Appendix A:
Surrender Charges Per $1,000 of Face Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Issue   Year  Year  Year  Year  Year  Year  Year  Year  Year  Year  Year  Year
   Age     1-6    7     8     9    10    11    12    13    14    15    16    17+
---------------------------------------------------------------------------------
   0-
   25     $6.00 $5.45 $4.91 $4.35 $3.82 $3.27 $2.73 $2.18 $1.64 $1.09 $0.55 $0.00
---------------------------------------------------------------------------------
  26-
   30      6.50  5.91  5.32  4.73  4.14  3.55  2.95  2.38  1.77  1.18  0.59  0.00
---------------------------------------------------------------------------------
  31-
   35      7.00  6.36  5.73  5.09  4.45  3.82  3.18  2.55  1.91  1.27  0.64  0.00
---------------------------------------------------------------------------------
  36-
   40      7.75  7.05  6.34  5.84  4.93  4.23  3.52  2.82  2.11  1.41  0.70  0.00
---------------------------------------------------------------------------------
  41-
   45      8.75  7.95  7.16  6.36  5.57  4.77  3.98  3.18  2.39  1.59  0.80  0.00
---------------------------------------------------------------------------------
  46-
   50     10.00  9.09  8.18  7.27  6.36  5.45  4.55  3.64  2.73  1.82  0.91  0.00
---------------------------------------------------------------------------------
  51-
   55     11.50 10.45  9.41  8.36  7.32  6.27  5.23  4.18  3.14  2.09  1.06  0.00
---------------------------------------------------------------------------------
  56-
   60     13.75 12.50 11.25 10.00  8.75  7.50  6.25  5.00  3.75  2.50  1.25  0.00
---------------------------------------------------------------------------------
  61-
   65     16.75 15.23 13.70 12.18 10.66  9.14  7.61  6.09  4.57  3.05  1.52  0.00
---------------------------------------------------------------------------------
  66-
   70     20.75 18.86 16.98 15.09 13.20 11.32  9.43  7.55  5.66  3.77  1.89  0.00
---------------------------------------------------------------------------------
  71-
   75     26.00 23.64 21.27 18.91 16.55 14.18 11.62  9.45  7.09  4.73  2.36  0.00

Note: These rates are interpolated during each year. The charge shown is for the beginning of each year. For example, for a 35-year old at issue, during year 6 the charge declines from $7.00 per $1,000 of Face Amount at the beginning of the year to $6.36 per $1,000 of Face Amount at the end of the year.

Appendix B:
Hypothetical Illustrations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following illustrations show how certain values under a sample policy change with assumed investment performance over an extended period of time. In particular, they illustrate how policy values, net cash surrender values and death benefits under a policy, covering an insured of a given age on the policy's effective date, would vary over time if planned premiums were paid annually and the return on the assets in the variable investment divisions were a uniform gross annual rate of 0%, 6% or 12%, before deduction of any fees and charges, including portfolio expenses. The tables also show planned premiums accumulated at 5% interest. The values under a policy would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return used in the illustrations.

   The illustrations assume an average annual expense ratio of 0.75% of the average daily net assets of the portfolios available under the policies, based on the expense ratios of each of the portfolios for the last fiscal year of operations and the service fee ("12b-1 fee"), at an annual rate of 0.25%, under the service plan beginning August 31, 1998. For information on portfolio expenses, see the Target/United Funds, Inc. prospectus accompanying this prospectus.

   The current illustrations also reflect the 0.90% mortality and expense risk charge to the Variable Account during the first ten policy years, and 0.70% thereafter. The guaranteed illustrations reflect the 0.90% maximum mortality and expense risk charge and the $7.50 maximum monthly administrative charge for all policy years. After deduction of estimated portfolio expenses and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of return for the variable investment divisions of -1.90%, 4.10%, and 10.10%, respectively, in policy years 1 through 10 and -1.70%, 4.30%, and 10.30%, respectively, thereafter.

   The illustrations also reflect the deduction of the 3.5% premium expense charge and the monthly deduction for the hypothetical insured. Our current charges and the higher guaranteed charges we have the contractual right to deduct from your policy value are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no loan balance or charges for supplemental benefits.

   Upon request, we will furnish a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION A
                                CURRENT CHARGES

                                                                                  NET CASH
                            DEATH BENEFITS            POLICY VALUES           SURRENDER VALUES
                      -------------------------- ------------------------ ------------------------
                                 Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%      6%      12%      0%      6%      12%
------  ------------- -------- -------- -------- ------- ------- -------- ------- ------- --------
  1        $ 1,050    $100,000 $100,000 $100,000 $   706 $   756 $    806 $     6 $    56 $    106
  2          2,153     100,000  100,000  100,000   1,391   1,536    1,686     691     836      986
  3          3,310     100,000  100,000  100,000   2,053   2,337    2,645   1,353   1,637    1,945
  4          4,526     100,000  100,000  100,000   2,691   3,159    3,689   1,991   2,459    2,989
  5          5,802     100,000  100,000  100,000   3,306   4,005    4,828   2,606   3,305    4,128
  6          7,142     100,000  100,000  100,000   3,894   4,871    6,068   3,258   4,235    5,432
  7          8,549     100,000  100,000  100,000   4,461   5,761    7,424   3,888   5,188    6,851
  8         10,027     100,000  100,000  100,000   5,007   6,681    8,910   4,498   6,172    8,401
  9         11,578     100,000  100,000  100,000   5,541   7,635   10,546   5,096   7,190   10,101
  10        13,207     100,000  100,000  100,000   6,060   8,627   12,346   5,678   8,245   11,964
  11        14,917     100,000  100,000  100,000   6,573   9,669   14,349   6,255   9,351   14,031
  12        16,713     100,000  100,000  100,000   7,063  10,744   16,549   6,808  10,489   16,294
  13        18,599     100,000  100,000  100,000   7,533  11,854   18,970   7,342  11,663   18,779
  14        20,579     100,000  100,000  100,000   7,983  13,004   21,638   7,856  12,877   21,511
  15        22,657     100,000  100,000  100,000   8,422  14,202   24,585   8,358  14,138   24,521
  16        24,840     100,000  100,000  100,000   8,840  15,441   27,834   8,840  15,441   27,834
  17        27,132     100,000  100,000  100,000   9,219  16,706   31,403   9,219  16,706   31,403
  18        29,539     100,000  100,000  100,000   9,562  18,002   35,330   9,562  18,002   35,330
  19        32,066     100,000  100,000  100,000   9,861  19,323   39,651   9,861  19,323   39,651
  20        34,719     100,000  100,000  100,000  10,115  20,668   44,412  10,115  20,668   44,412
  21        37,505     100,000  100,000  100,000  10,320  22,038   49,661  10,320  22,038   49,661
  22        40,430     100,000  100,000  100,000  10,472  23,429   55,455  10,472  23,429   55,455
  23        43,502     100,000  100,000  100,000  10,559  24,833   61,854  10,559  24,833   61,854
  24        46,727     100,000  100,000  100,000  10,581  26,254   68,936  10,581  26,254   68,936
  25        50,113     100,000  100,000  102,884  10,522  27,678   76,779  10,522  27,678   76,779
  26        53,669     100,000  100,000  111,065  10,382  29,110   85,435  10,382  29,110   85,435
  27        57,403     100,000  100,000  121,526  10,141  30,536   94,942  10,141  30,536   94,942
  28        61,323     100,000  100,000  132,792   9,803  31,961  105,391   9,803  31,961  105,391
  29        65,439     100,000  100,000  144,919   9,345  33,371  116,871   9,345  33,371  116,871
  30        69,761     100,000  100,000  157,972   8,753  34,760  129,485   8,753  34,760  129,485

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION A
                                CURRENT CHARGES

                                                                                  NET CASH
                            DEATH BENEFITS            POLICY VALUES           SURRENDER VALUES
                      -------------------------- ------------------------ ------------------------
                                 Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%      6%      12%      0%      6%      12%
------  ------------- -------- -------- -------- ------- ------- -------- ------- ------- --------
  1       $  2,625    $100,000 $100,000 $100,000 $ 1,839 $ 1,966 $  2,095 $   839 $   966 $  1,095
  2          5,381     100,000  100,000  100,000   3,607   3,977    4,364   2,607   2,977    3,364
  3          8,275     100,000  100,000  100,000   5,331   6,062    6,856   4,331   5,062    5,856
  4         11,314     100,000  100,000  100,000   6,998   8,210    9,580   5,998   7,210    8,580
  5         14,505     100,000  100,000  100,000   8,588  10,403   12,541   7,588   9,403   11,541
  6         17,855     100,000  100,000  100,000  10,121  12,663   15,782   9,212  11,754   14,873
  7         21,373     100,000  100,000  100,000  11,579  14,976   19,322  10,761  14,158   18,504
  8         25,066     100,000  100,000  100,000  12,952  17,336   23,183  12,225  16,609   22,456
  9         28,945     100,000  100,000  100,000  14,243  19,746   27,406  13,607  19,110   26,770
  10        33,017     100,000  100,000  100,000  15,443  22,203   32,031  14,898  21,658   31,486
  11        37,293     100,000  100,000  100,000  16,564  24,739   37,157  16,109  24,284   36,702
  12        41,782     100,000  100,000  100,000  17,590  27,333   42,807  17,226  26,969   42,443
  13        46,497     100,000  100,000  100,000  18,569  30,033   49,086  18,296  29,760   48,813
  14        51,446     100,000  100,000  100,000  19,524  32,870   56,090  19,342  32,688   55,908
  15        56,644     100,000  100,000  100,000  20,443  35,839   63,899  20,352  35,748   63,808
  16        62,101     100,000  100,000  100,000  21,163  38,822   72,555  21,163  38,822   72,555
  17        67,831     100,000  100,000  100,000  21,742  41,874   82,217  21,742  41,874   82,217
  18        73,848     100,000  100,000  109,689  22,181  45,012   92,957  22,181  45,012   92,957
  19        80,165     100,000  100,000  122,555  22,469  48,241  104,748  22,469  48,241  104,748
  20        86,798     100,000  100,000  136,516  22,569  51,559  117,686  22,569  51,559  117,686
  21        93,763     100,000  100,000  151,671  22,485  54,992  131,888  22,485  54,992  131,888
  22       101,076     100,000  100,000  166,688  22,161  58,533  147,511  22,161  58,533  147,511
  23       108,755     100,000  100,000  182,843  21,598  62,217  164,723  21,598  62,217  164,723
  24       116,818     100,000  100,000  200,243  20,763  66,067  183,709  20,763  66,067  183,709
  25       125,284     100,000  100,000  219,003  19,583  70,098  204,676  19,583  70,098  204,676
  26       134,173     100,000  100,000  239,274  18,037  74,361  227,880  18,037  74,361  227,880
  27       143,506     100,000  100,000  266,026  16,020  78,891  253,358  16,020  78,891  253,358
  28       153,307     100,000  100,000  295,394  13,494  83,763  281,328  13,494  83,763  281,328
  29       163,597     100,000  100,000  327,606  10,307  89,049  312,005  10,307  89,049  312,005
  30       174,402     100,000  100,000  362,926   6,396  94,867  345,644   6,396  94,867  345,644

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION A
                               GUARANTEED CHARGES

                                                                                NET CASH
                            DEATH BENEFITS            POLICY VALUES         SURRENDER VALUES
                      -------------------------- ----------------------- -----------------------
                                Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%     6%      12%      0%     6%      12%
------  ------------- -------- -------- -------- ------ ------- -------- ------ ------- --------
  1        $ 1,050    $100,000 $100,000 $100,000 $  676 $   725 $    775 $    0 $    25 $     75
  2          2,153     100,000  100,000  100,000  1,332   1,473    1,620    632     773      920
  3          3,310     100,000  100,000  100,000  1,965   2,240    2,540  1,265   1,540    1,840
  4          4,526     100,000  100,000  100,000  2,575   3,028    3,541  1,875   2,328    2,841
  5          5,802     100,000  100,000  100,000  3,161   3,836    4,632  2,461   3,136    3,932
  6          7,142     100,000  100,000  100,000  3,721   4,662    5,819  3,085   4,026    5,183
  7          8,549     100,000  100,000  100,000  4,254   5,507    7,111  3,681   4,934    6,538
  8         10,027     100,000  100,000  100,000  4,761   6,371    8,519  4,252   5,862    8,010
  9         11,578     100,000  100,000  100,000  5,240   7,253   10,053  4,795   6,808    9,608
  10        13,207     100,000  100,000  100,000  5,690   8,152   11,726  5,308   7,770   11,344
  11        14,917     100,000  100,000  100,000  6,108   9,066   13,550  5,790   8,748   13,232
  12        16,713     100,000  100,000  100,000  6,495   9,996   15,540  6,240   9,741   15,285
  13        18,599     100,000  100,000  100,000  6,847  10,940   17,713  6,656  10,749   17,522
  14        20,579     100,000  100,000  100,000  7,165  11,897   20,087  7,038  11,770   19,960
  15        22,657     100,000  100,000  100,000  7,444  12,865   22,682  7,380  12,801   22,618
  16        24,840     100,000  100,000  100,000  7,682  13,842   25,520  7,682  13,842   25,520
  17        27,132     100,000  100,000  100,000  7,874  14,822   28,625  7,874  14,822   28,625
  18        29,539     100,000  100,000  100,000  8,014  15,803   32,023  8,014  15,803   32,023
  19        32,066     100,000  100,000  100,000  8,096  16,776   35,745  8,096  16,776   35,745
  20        34,719     100,000  100,000  100,000  8,115  17,738   39,825  8,115  17,738   39,825
  21        37,505     100,000  100,000  100,000  8,062  18,683   44,303  8,062  18,683   44,303
  22        40,430     100,000  100,000  100,000  7,934  19,605   49,228  7,934  19,605   49,228
  23        43,502     100,000  100,000  100,000  7,726  20,500   54,654  7,726  20,500   54,654
  24        46,727     100,000  100,000  100,000  7,428  21,362   60,645  7,428  21,362   60,645
  25        50,113     100,000  100,000  100,000  7,030  22,179   67,270  7,030  22,179   67,270
  26        53,669     100,000  100,000  100,000  6,520  22,941   74,616  6,520  22,941   74,616
  27        57,403     100,000  100,000  105,929  5,884  23,636   82,757  5,884  23,636   82,757
  28        61,323     100,000  100,000  115,524  5,099  24,246   91,685  5,099  24,246   91,685
  29        65,439     100,000  100,000  125,815  4,145  24,750  101,463  4,145  24,750  101,463
  30        69,761     100,000  100,000  136,852  2,998  25,129  112,174  2,998  25,129  112,174

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION A
                               GUARANTEED CHARGES

                                                                                  NET CASH
                            DEATH BENEFITS            POLICY VALUES           SURRENDER VALUES
                      -------------------------- ------------------------ ------------------------
                                 Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%      6%      12%      0%      6%      12%
------  ------------- -------- -------- -------- ------- ------- -------- ------- ------- --------
  1       $  2,625    $100,000 $100,000 $100,000 $ 1,769 $ 1,895 $  2,021 $   769 $   895 $  1,021
  2          5,381     100,000  100,000  100,000   3,469   3,831    4,209   2,469   2,831    3,209
  3          8,275     100,000  100,000  100,000   5,095   5,806    6,579   4,095   4,806    5,579
  4         11,314     100,000  100,000  100,000   6,642   7,816    9,144   5,642   6,816    8,144
  5         14,505     100,000  100,000  100,000   8,108   9,859   11,924   7,108   8,859   10,924
  6         17,855     100,000  100,000  100,000   9,488  11,932   14,937   8,579  11,023   14,028
  7         21,373     100,000  100,000  100,000  10,778  14,033   18,208   9,960  13,215   17,390
  8         25,066     100,000  100,000  100,000  11,978  16,164   21,768  11,251  15,437   21,041
  9         28,945     100,000  100,000  100,000  13,082  18,321   25,648  12,446  17,685   25,012
  10        33,017     100,000  100,000  100,000  14,081  20,501   29,883  13,536  19,956   29,338
  11        37,293     100,000  100,000  100,000  14,969  22,698   34,514  14,514  22,243   34,059
  12        41,782     100,000  100,000  100,000  15,737  24,909   39,590  15,373  24,545   39,226
  13        46,497     100,000  100,000  100,000  16,368  27,124   45,166  16,095  26,851   44,893
  14        51,446     100,000  100,000  100,000  16,849  29,336   51,308  16,667  29,154   51,126
  15        56,644     100,000  100,000  100,000  17,164  31,538   58,099  17,073  31,447   58,008
  16        62,101     100,000  100,000  100,000  17,309  33,737   65,653  17,309  33,737   65,653
  17        67,831     100,000  100,000  100,000  17,259  35,920   74,085  17,259  35,920   74,085
  18        73,848     100,000  100,000  100,000  16,997  37,084   83,546  16,997  38,084   83,546
  19        80,165     100,000  100,000  110,062  16,502  40,226   94,070  16,502  40,226   94,070
  20        86,798     100,000  100,000  122,471  15,741  42,338  105,578  15,741  42,338  105,578
  21        93,763     100,000  100,000  135,884  14,670  44,407  118,160  14,670  44,407  118,160
  22       101,076     100,000  100,000  149,123  13,232  46,415  131,968  13,232  46,415  131,968
  23       108,755     100,000  100,000  163,322  11,352  48,342  147,137  11,352  48,342  147,137
  24       116,818     100,000  100,000  178,576   8,940  50,164  163,831   8,940  50,164  163,831
  25       125,284     100,000  100,000  195,000   5,901  51,865  182,243   5,901  51,865  182,243
  26       134,173     100,000  100,000  212,740   2,132  53,432  202,609   2,132  53,432  202,609
  27       143,506         ***  100,000  236,139     ***  54,853  224,895     ***  54,853  224,895
  28       153,307         ***  100,000  261,731     ***  56,115  249,267     ***  56,115  249,267
  29       163,597         ***  100,000  289,702     ***  57,200  275,907     ***  57,200  275,907
  30       174,402         ***  100,000  320,255     ***  58,073  305,005     ***  58,073  305,005

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION B
                                CURRENT CHARGES

                                                                                NET CASH
                            DEATH BENEFITS            POLICY VALUES         SURRENDER VALUES
                      -------------------------- ----------------------- -----------------------
                                Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%     6%      12%      0%     6%      12%
------  ------------- -------- -------- -------- ------ ------- -------- ------ ------- --------
  1        $ 1,050    $100,705 $100,755 $100,805 $  705 $   755 $    805 $    5 $    55 $    105
  2          2,153     101,387  101,531  101,681  1,387   1,531    1,681    687     831      981
  3          3,310     102,045  102,327  102,634  2,045   2,327    2,634  1,345   1,627    1,934
  4          4,526     102,677  103,143  103,669  2,677   3,143    3,669  1,977   2,443    2,969
  5          5,802     103,285  103,979  104,795  3,285   3,979    4,795  2,585   3,279    4,095
  6          7,142     103,864  104,831  106,017  3,864   4,831    6,017  3,228   4,195    5,381
  7          8,549     104,419  105,705  107,349  4,419   5,705    7,349  3,846   5,132    6,776
  8         10,027     104,953  106,605  108,804  4,953   6,605    8,804  4,444   6,096    8,295
  9         11,578     105,472  107,536  110,400  5,472   7,536   10,400  5,027   7,091    9,955
  10        13,207     105,977  108,499  112,153  5,977   8,499   12,153  5,595   8,117   11,771
  11        14,917     106,471  109,508  114,094  6,471   9,508   14,094  6,153   9,190   13,776
  12        16,713     106,942  110,543  116,218  6,942  10,543   16,218  6,687  10,288   15,963
  13        18,599     107,389  111,607  118,545  7,389  11,607   18,545  7,198  11,416   18,354
  14        20,579     107,815  112,703  121,097  7,815  12,703   21,097  7,688  12,576   20,970
  15        22,657     108,228  113,839  123,905  8,228  13,839   23,905  8,164  13,775   23,841
  16        24,840     108,617  115,008  126,985  8,617  15,008   26,985  8,617  15,008   26,985
  17        27,132     108,964  116,189  130,344  8,964  16,189   30,344  8,964  16,189   30,344
  18        29,539     109,269  117,385  134,012  9,269  17,385   34,012  9,269  17,385   34,012
  19        32,066     109,526  118,588  138,011  9,526  18,588   38,011  9,526  18,588   38,011
  20        34,719     109,733  119,795  142,374  9,733  19,795   42,374  9,733  19,795   42,374
  21        37,505     109,884  121,001  147,031  9,884  21,001   47,131  9,884  21,001   47,131
  22        40,430     109,976  122,199  152,317  9,976  22,199   52,317  9,976  22,199   52,317
  23        43,502     109,995  123,375  157,962  9,995  23,375   57,962  9,995  23,375   57,962
  24        46,727     109,942  124,529  164,113  9,942  24,529   64,113  9,942  24,529   64,113
  25        50,113     109,800  125,638  170,801  9,800  25,638   70,801  9,800  25,638   70,801
  26        53,669     109,569  126,702  178,081  9,569  26,702   78,081  9,569  26,702   78,081
  27        57,403     109,228  127,694  185,991  9,228  27,694   85,991  9,228  27,694   85,991
  28        61,323     108,794  128,626  194,610  8,794  28,626   94,610  8,794  28,626   94,610
  29        65,439     108,233  129,460  203,976  8,233  29,460  103,976  8,233  29,460  103,976
  30        69,761     107,533  130,176  214,148  7,533  30,176  114,148  7,533  30,176  114,148

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION B
                                CURRENT CHARGES

                                                                                  NET CASH
                            DEATH BENEFITS            POLICY VALUES           SURRENDER VALUES
                      -------------------------- ------------------------ ------------------------
                                 Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%      6%      12%      0%      6%      12%
------  ------------- -------- -------- -------- ------- ------- -------- ------- ------- --------
  1       $  2,625    $101,829 $101,956 $102,083 $ 1,829 $ 1,956 $  2,083 $   829 $   956 $  1,083
  2          5,381     103,576  103,944  104,328   3,576   3,944    4,328   2,576   2,944    3,328
  3          8,275     105,271  105,993  106,777   5,271   5,993    6,777   4,271   4,993    5,777
  4         11,314     106,897  108,089  109,436   6,897   8,089    9,436   5,897   7,089    8,436
  5         14,505     108,433  110,209  112,300   8,433  10,209   12,300   7,433   9,209   11,300
  6         17,855     109,897  112,373  115,408   9,897  12,373   15,408   8,988  11,464   14,499
  7         21,373     111,270  114,560  118,763  11,270  14,560   18,763  10,452  13,742   17,945
  8         25,066     112,540  116,757  122,375  12,540  16,757   22,375  11,813  16,030   21,648
  9         28,945     113,706  118,961  126,266  13,706  18,961   26,266  13,070  18,325   25,630
  10        33,017     114,758  121,162  130,453  14,758  21,162   30,453  14,213  20,617   29,908
  11        37,293     115,700  123,371  134,996  15,700  23,371   34,996  15,245  22,916   34,541
  12        41,782     116,518  125,564  139,893  16,518  25,564   39,893  16,154  25,200   39,529
  13        46,497     117,280  127,807  145,249  17,280  27,807   45,249  17,007  27,534   44,976
  14        51,446     118,006  130,125  151,133  18,006  30,125   51,133  17,824  29,943   50,951
  15        56,644     118,679  132,499  157,580  18,679  32,499   57,580  18,588  32,408   57,489
  16        62,101     119,078  134,704  164,412  19,078  34,704   64,412  19,078  34,704   64,412
  17        67,831     117,288  136,816  171,754  19,288  36,816   71,754  19,288  36,816   71,754
  18        73,848     119,313  138,833  179,660  19,313  38,833   79,660  19,313  38,833   79,660
  19        80,165     119,140  140,731  187,171  19,140  40,731   88,171  19,140  40,731   88,171
  20        86,798     118,723  142,457  197,298  18,723  42,457   97,298  18,723  42,457   97,298
  21        93,763     118,074  144,011  206,111  18,074  43,011  107,111  18,074  44,011  107,111
  22       101,076     117,127  145,313  217,607  17,127  45,313  117,607  17,127  45,313  117,607
  23       108,755     115,892  146,357  228,864  15,892  46,357  128,864  15,892  46,357  128,864
  24       116,818     114,346  146,103  240,928  14,346  46,103  140,928  14,346  46,103  140,928
  25       125,284     112,412  147,455  253,799  12,412  47,455  153,799  12,412  47,455  153,799
  26       134,173     110,095  147,394  267,557  10,095  47,394  167,557  10,095  47,394  167,557
  27       143,506     107,303  146,800  282,189   7,303  46,800  182,189   7,303  46,800  182,189
  28       153,307     104,042  145,647  297,785   4,042  45,647  197,785   4,042  45,647  197,785
  29       163,597     100,201  143,791  314,320     201  43,791  214,320     200  43,791  214,320
  30       174,402         ***  141,210  331,900     ***  40,210  231,900     ***  41,210  231,900

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 35, STANDARD NON-TOBACCO
                             $1,000 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION B
                               GUARANTEED CHARGES

                                                                               NET CASH
                            DEATH BENEFITS           POLICY VALUES         SURRENDER VALUES
                      -------------------------- ---------------------- ----------------------
                               Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%     6%      12%     0%     6%      12%
------  ------------- -------- -------- -------- ------ ------- ------- ------ ------- -------
  1        $ 1,050    $100,675 $100,724 $100,773 $  675 $   724 $   773 $    0 $    24 $    73
  2          2,153     101,328  101,468  101,615  1,328   1,468   1,615    628     768     915
  3          3,310     101,957  102,231  102,529  1,957   2,231   2,529  1,257   1,531   1,829
  4          4,526     102,561  103,012  103,522  2,561   3,012   3,522  1,861   2,312   2,822
  5          5,802     103,140  103,810  104,600  3,140   3,810   4,600  2,440   3,110   3,900
  6          7,142     103,691  104,624  105,769  3,691   4,624   5,769  3,055   3,988   5,133
  7          8,549     104,214  105,453  107,038  4,214   5,453   7,038  3,641   4,880   6,465
  8         10,027     104,708  106,296  108,414  4,708   6,296   8,414  4,199   5,787   7,905
  9         11,578     105,172  107,153  109,908  5,172   7,153   9,908  4,727   6,708   9,463
  10        13,207     105,604  108,021  111,528  5,604   8,021  11,528  5,222   7,639  11,146
  11        14,917     106,003  108,898  113,284  6,003   8,898  13,284  5,685   8,580  12,966
  12        16,713     106,366  109,783  115,189  6,366   9,783  15,189  6,111   9,528  14,934
  13        18,599     106,692  110,673  117,254  6,692  10,673  17,254  6,501  10,482  17,063
  14        20,579     106,980  111,566  119,493  6,980  11,566  19,493  6,853  11,439  19,366
  15        22,657     107,227  112,459  121,920  7,227  12,459  21,920  7,163  12,395  21,856
  16        24,840     107,428  113,347  124,549  7,428  13,347  24,549  7,428  13,347  24,549
  17        27,132     107,579  114,223  127,395  7,579  14,223  27,395  7,579  14,223  27,395
  18        29,539     107,673  115,079  130,470  7,673  15,079  30,470  7,673  15,079  30,470
  19        32,066     107,705  115,907  133,791  7,705  15,907  33,791  7,705  15,907  33,791
  20        34,719     107,667  116,699  137,375  7,667  16,699  37,375  7,667  16,699  37,275
  21        37,505     107,553  117,443  141,239  7,553  17,443  41,239  7,553  17,443  41,239
  22        40,430     107,358  118,133  145,404  7,358  18,133  45,404  7,358  18,133  45,404
  23        43,502     107,078  118,759  149,897  7,078  18,759  49,897  7,078  18,759  49,897
  24        46,727     106,705  119,309  154,738  6,705  19,309  54,738  6,705  19,309  54,738
  25        50,113     106,228  119,767  159,951  6,228  19,767  59,951  6,228  19,767  59,951
  26        53,669     105,637  120,117  165,560  5,637  20,117  65,560  5,637  20,117  65,560
  27        57,403     104,919  120,338  171,588  4,919  20,338  71,588  4,919  20,338  71,588
  28        61,323     104,066  120,416  178,069  4,066  20,416  78,069  4,066  20,416  78,069
  29        65,439     103,050  120,312  185,013  3,050  20,312  85,013  3,050  20,312  85,013
  30        69,761     101,853  119,996  192,446  1,853  19,996  92,446  1,853  19,996  92,446

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                         $100,000 FACE AMOUNT, OPTION B
                               GUARANTEED CHARGES

                                                                                  NET CASH
                            DEATH BENEFITS            POLICY VALUES           SURRENDER VALUES
                      -------------------------- ------------------------ ------------------------
                                 Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%      6%      12%      0%      6%      12%
------  ------------- -------- -------- -------- ------- ------- -------- ------- ------- --------
  1       $  2,625    $101,758 $101,883 $102,009 $ 1,758 $ 1,883 $  2,009 $   758 $   883 $  1,009
  2          5,381     103,437  103,796  104,170   3,437   3,796    4,170   2,437   2,796    3,170
  3          8,275     105,030  105,731  106,494   5,030   5,731    6,494   4,030   4,731    5,494
  4         11,314     106,532  107,683  108,986   6,532   7,683    8,986   5,532   6,683    7,986
  5         14,505     107,936  109,644  111,657   7,936   9,644   11,657   6,936   8,644   10,657
  6         17,855     109,237  111,606  114,517   9,237  11,606   14,517   8,328  10,697   13,608
  7         21,373     110,430  113,563  117,577  10,430  13,563   17,577   9,612  12,745   16,759
  8         25,066     111,512  115,508  120,851  11,512  15,508   20,851  10,785  14,781   20,124
  9         28,945     112,475  117,432  124,352  12,475  17,432   24,352  11,839  16,796   23,716
  10        33,017     113,309  119,320  128,088  13,309  19,320   28,088  12,764  18,775   27,543
  11        37,293     113,004  121,158  132,071  14,004  21,158   32,071  13,549  20,703   31,616
  12        41,782     114,547  122,929  136,309  14,547  22,929   36,309  14,183  22,565   35,945
  13        46,497     114,932  124,620  140,817  14,932  24,620   40,817  14,659  24,347   40,544
  14        51,446     115,130  126,195  145,591  15,130  26,195   45,591  14,948  26,013   45,409
  15        56,644     115,124  127,628  150,633  15,124  27,628   50,633  15,003  27,537   50,542
  16        62,101     114,898  128,892  155,952  14,898  28,892   55,952  14,898  28,829   55,952
  17        67,831     114,438  129,962  161,553  14,438  29,962   61,553  14,438  29,962   61,553
  18        73,848     113,729  130,811  167,448  13,729  30,811   67,448  13,729  30,811   67,448
  19        80,165     112,754  131,406  173,642  12,754  31,406   73,642  12,754  31,406   73,642
  20        86,798     111,488  131,705  180,133  11,488  31,705   80,133  11,488  31,705   80,133
  21        93,763     109,892  131,653  186,905   9,892  31,653   86,905   9,892  31,653   86,905
  22       101,076     107,923  131,182  193,933   7,923  31,182   93,933   7,923  31,182   93,933
  23       108,755     105,523  130,208  201,175   5,523  30,208  101,175   5,523  30,208  101,175
  24       116,818     102,637  128,645  208,585   2,637  28,645  108,585   2,637  28,645  108,585
  25       125,284         ***  126,412  215,121     ***  26,412  116,121     ***  26,412  116,121
  26       134,173         ***  123,434  223,749     ***  23,434  123,749     ***  23,434  123,749
  27       143,506         ***  119,640  230,437     ***  19,640  131,437     ***  19,640  131,437
  28       153,307         ***  114,961  238,155     ***  14,961  139,155     ***  14,961  139,155
  29       163,597         ***  109,318  246,863     ***   9,318  146,863     ***   9,318  146,863
  30       174,402         ***  102,605  253,493     ***   2,605  154,493     ***   2,605  154,493

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rate of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and net cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

Appendix C:
Directors and Officers of United Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We are managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of our directors and senior officers. Unless otherwise noted, the address for each person is United Investors Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233.

  Name and Position with    Principal Occupation
  United Investors          During the Past Five Years
-----------------------------------------------------------------------------------------------
  W. Thomas Aycock          Vice President and Chief Actuary of United Investors since November
  Director, Vice President  1992.
  and Chief Actuary
-----------------------------------------------------------------------------------------------
  Tony G. Brill*            Executive Vice President--Administration of United Investors since
  Director and Executive    September 1998. Senior Vice President of United Investors, March
  Vice President--          1998--September 1998. Senior Vice President of Torchmark
  Administration            Corporation since January 1997. Managing Partner of KPMG Peat
                            Marwick LLP, Birmingham, Alabama Office, 1984--January 1997.
-----------------------------------------------------------------------------------------------
  Terry W. Davis            Vice President--Administration of Liberty National Life Insurance
  Director and Vice         Company and United Investors since December 1996. Second Vice
  President--               President--Administration of Liberty National Life Insurance
  Administration            Company since March 1988.
-----------------------------------------------------------------------------------------------
  C.B. Hudson*              Chairman of United Investors and Torchmark Corporation since March
  Chairman of the Board     1998. Chairman of Insurance Operations of Torchmark Corporation,
  and Chief Executive       January 1993--March 1998. Chairman of Liberty National Life
  Officer                   Insurance Company, United American Insurance Company, and Globe
                            Life Insurance Company since 1991.
-----------------------------------------------------------------------------------------------
  Larry M. Hutchison*       Vice President and General Counsel of Torchmark since February
  Director                  1997. Vice President and General Counsel of United American
                            Insurance Company since 1992.
-----------------------------------------------------------------------------------------------
  Michael J. Klyce          Vice President of Torchmark Corporation since January 1984.
  Vice President and
  Treasurer
-----------------------------------------------------------------------------------------------
  John H. Livingston        Secretary and Counsel of United Investors since May 1995. Secretary
  Director, Secretary       and Associate Counsel of United Investors, December 1994--May 1995.
  and Counsel               Associate Counsel of United Investors, July 1990--December 1994.
-----------------------------------------------------------------------------------------------
  James L. Mayton, Jr.      Vice President & Controller of Liberty National Life Insurance
  Vice President and        Company since January 1985.
  Controller
-----------------------------------------------------------------------------------------------
  Mark S. McAndrew*         Senior Vice President--Marketing of United Investors since March
  Senior Vice President--   1998. Director of Torchmark Corporation since April 1998. President
  Marketing                 of United American Insurance Company and Globe Life and Accident
                            Insurance Company since 1991.
-----------------------------------------------------------------------------------------------
  Carol A. McCoy            Secretary of Torchmark Corporation since February 1994. Associate
  Director and Assistant    Counsel of Torchmark Corporation since January 1985.
  Secretary
-----------------------------------------------------------------------------------------------
  Anthony L. McWhorter      President of United Investors since September 1998. President of
  Director and President    Liberty National Life Insurance Company since December 1994.
                            Executive Vice President and Chief Actuary of Liberty National,
                            November 1993--December 1994. Senior Vice President & Chief Actuary
                            of Liberty National, September 1991--November 1993.
-----------------------------------------------------------------------------------------------
  Ross W. Stagner           Vice President of United Investors since January 1992.
  Director and Vice
  President

*Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

Appendix D:
Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  Administrative Office     5525 LBJ Freeway, Suite 500, P.O. Box 219065, Dallas, Texas 75221-
                            9065, (800) 451-6923.
-----------------------------------------------------------------------------------------------
  Attained Age              The age of the insured on his or her last birthday at the beginning of each policy year.
-----------------------------------------------------------------------------------------------
  Business Day              Each day that the New York Stock Exchange is open for trading.
-----------------------------------------------------------------------------------------------
  Cash Surrender Value      Policy value less any applicable surrender charges.
-----------------------------------------------------------------------------------------------
  Death Benefit             The amount of insurance payable to the beneficiary on the death of the insured.
-----------------------------------------------------------------------------------------------
  Death Benefit Option      One of two options under the policy that is used to determine the amount of the death benefit.
-----------------------------------------------------------------------------------------------
  Fixed Account             A part of our general account. The general account consists of all of our assets other than those in any separate account.
-----------------------------------------------------------------------------------------------
  Fixed Account Value       The policy value in the fixed account.
-----------------------------------------------------------------------------------------------
  Loan Balance              The sum of all outstanding loans including principal and interest.
-----------------------------------------------------------------------------------------------
  Maturity Date             Policy anniversary on or next following the insured's 100th birthday.
-----------------------------------------------------------------------------------------------
  Minimum Monthly Premium   For any policy month during the death benefit guarantee period, the minimum amount of premium required to keep the death benefit guarantee in effect.
-----------------------------------------------------------------------------------------------
  Monthly Anniversary       The same day each month as the policy's effective date. If the monthly anniversary falls on a date other than a business day, the next following business day will be deemed the monthly anniversary.
-----------------------------------------------------------------------------------------------
  Net Cash Surrender Value  Cash surrender value less any loan balance.
-----------------------------------------------------------------------------------------------
  Net Premium               The premium received less the premium expense charge.
-----------------------------------------------------------------------------------------------
  Partial Surrender         A request to withdraw a portion of the net cash surrender value. A partial surrender will be subject to a surrender charge.
-----------------------------------------------------------------------------------------------
  Policy Anniversary        The same day and month as the policy's effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.
-----------------------------------------------------------------------------------------------
  Policy's Effective Date   The date from which policy anniversaries and policy years are determined. Your policy's effective date is shown in your policy.
-----------------------------------------------------------------------------------------------
  Policy Loan               A request to borrow a portion of the net cash surrender value.
-----------------------------------------------------------------------------------------------
  Policy Month              The first policy month starts on the policy's effective date.
                            Subsequent policy months start on each monthly anniversary.
-----------------------------------------------------------------------------------------------
  Policy Value              The sum of the variable account value and the fixed account value.
-----------------------------------------------------------------------------------------------
  Variable Account Value    The sum of the values of the variable investment divisions under your policy.
-----------------------------------------------------------------------------------------------
  We, Us, or United         United Investors Life Insurance Company.
  Investors
-----------------------------------------------------------------------------------------------
  You and Your              The policy owner.

Appendix E:

Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 1998 and 1997 and the related statements of operations, comprehensive income, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Life Insurance Company at December 31, 1998 and 1997 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998 in conformity with generally accepted accounting principles.


                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama
January 29, 1999

                    UNITED INVESTORS LIFE INSURANCE COMPANY

                              BALANCE SHEETS
                         (Dollar amounts in thousands)

                                                             At December 31,
                                                          ---------------------
                                                             1998       1997
                                                          ---------- ----------
                         ASSETS
Investments:
 Fixed maturities-available for sale, at fair value
  (cost: 1998--$612,586; 1997--$612,600)................. $  643,151 $  635,643
 Preferred stock of affiliate (cost: 1998--$188,212:
  1997--$0)..............................................    188,212          0
 Policy Loans............................................     18,009     15,817
 Other long term investments.............................          0     22,488
 Short term investments..................................     12,680     13,423
                                                          ---------- ----------
    Total investments....................................    862,052    687,371
Cash.....................................................     11,426      5,288
Accrued investment income (includes amounts from
 affiliates: 1998--$582; 1997--$473).....................     11,747     11,270
Receivables..............................................      3,113      2,826
Due from affiliate (includes funds withheld on
 reinsurance: 1998--$229,194; 1997--$190,235)............    278,458    225,235
Deferred acquisition cost................................    183,033    176,897
Value of business purchased..............................     30,600     33,754
Goodwill.................................................     29,465      6,771
Property and equipment...................................         96        141
Other assets.............................................      1,786      1,149
Separate account assets..................................  2,425,262  1,876,439
                                                          ---------- ----------
    Total assets......................................... $3,837,038 $3,027,141
                                                          ========== ==========
          LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
 Future policy benefits (includes reserves assumed from
  affiliates: 1998--$241,357; 1997--$210,276)............ $  776,461 $  736,975
 Unearned and advance premiums...........................      2,822      2,975
 Other policy benefits...................................      6,973      8,713
                                                          ---------- ----------
    Total policy liabilities.............................    786,256    748,663
 Accrued income taxes....................................     55,498     58,270
 Other liabilities.......................................      2,174      2,825
 Due to affiliates.......................................      8,268      9,374
 Separate account liabilities............................  2,425,262  1,876,439
                                                          ---------- ----------
    Total liabilities....................................  3,277,458  2,695,571
Shareholders' equity:
 Common stock, par value $6 per share authorized, issued
  and outstanding: 500,000 shares........................      3,000      3,000
 Additional paid in capital..............................    350,388    138,469
 Unrealized investment gains, net of applicable taxes....     15,654     14,700
 Retained earnings.......................................    190,538    175,401
                                                          ---------- ----------
    Total shareholder's equity...........................    559,580    331,570
                                                          ---------- ----------
    Total liabilities and shareholder's equity........... $3,837,038 $3,027,141
                                                          ========== ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (Dollar amounts in thousands)

                                                     Year Ended December 31,
                                                    ---------------------------
                                                      1998     1997      1996
                                                    -------- --------  --------
Revenue:
 Premium income.................................... $ 69,987 $ 68,723  $ 65,114
 Policy charges and fees...........................   45,113   36,582    29,403
 Net investment income (includes amounts from af-
  filiates 1998--$13,082;
  1997--$2,863; 1996--$2,847)......................   61,373   51,514    51,128
 Realized investment gains (losses)................    9,401   (5,365)      925
 Other income from affiliates......................   13,665   11,876         0
                                                    -------- --------  --------
   Total revenue...................................  199,539  163,330   146,570
Benefits and expenses:
 Policy benefits:
  Individual life..................................   63,689   57,954    47,355
  Annuity..........................................   13,633   15,165    15,807
                                                    -------- --------  --------
   Total policy benefits...........................   77,322   73,119    63,162
 Amortization of deferred acquisition costs........   27,874   24,898    19,850
 Commissions and premium taxes (includes amounts to
  affiliates:
  1998--$1,013; 1997--$4,928; 1996--$4,723)........    5,580    6,251     5,248
 Other operating expenses (includes amounts to af-
  filiates: 1998--$3,252;
  1997--$3,217; 1996--$2,181)......................    6,579    5,470     3,966
                                                    -------- --------  --------
   Total benefits and expenses.....................  117,355  109,738    92,226
Net operating income before income taxes...........   82,184   53,592    54,344
Income taxes.......................................   25,567   18,843    19,078
                                                    -------- --------  --------
   Net income...................................... $ 56,617 $ 34,749  $ 35,266
                                                    ======== ========  ========


                  See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                         (Dollar amounts in thousands)

                                                    Year Ended December 31,
                                                    --------------------------
                                                     1998     1997      1996
                                                    -------  -------  --------
Net income......................................... $56,617  $34,749  $ 35,266

Other comprehensive income (loss):
 Unrealized investment gains (losses):
  Unrealized investment gains (losses) on
    securities:
   Unrealized holding gains arising during period..   7,021   13,362   (21,413)
   Less: reclassification adjustment for (gains)
     losses
    on securities included in net income ..........      (1)   5,235      (924)
   Less: reclassification adjustment for
     amortization of
    (discount) and premium.........................     502      744       570
                                                    -------  -------  --------
                                                      7,522   19,341   (21,767)
   Unrealized gains (losses) on other investments..  (6,330)   1,798       861

   Unrealized gains (losses) on deferred
     acquisition costs.............................     276   (5,387)    8,857
                                                    -------  -------  --------
   Total unrealized gains (losses) ................   1,468   15,752   (12,049)

   Applicable tax..................................    (514)  (5,512)    4,217
                                                    -------  -------  --------

Other comprehensive income (loss)..................     954   10,240    (7,832)

   Comprehensive income............................ $57,571  $44,989  $ 27,434
                                                    =======  =======  ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                         (Dollar amounts in thousands)

                                  Additional Unrealized               Total
                           Common  Paid-in     Gains    Retained  Shareholders'
                           Stock   Capital    (Losses)  Earnings     Equity
                           ------ ---------- ---------- --------  -------------
Year Ended at December
 31, 1996
Balance at January 1,
 1996....................  $3,000  $137,950   $12,292   $159,886    $313,128
Comprehensive income.....                      (7,832)    35,266      27,434
Dividends................                                (28,500)    (28,500)
                           ------  --------   -------   --------    --------
 Balance at December 31,
  1996...................   3,000   137,950     4,460    166,652     312,062

Year Ended at December
 31, 1997
Comprehensive income.....                      10,240     34,749      44,989
Dividends................                                (26,000)    (26,000)
Exercise of stock op-
 tions...................               519                              519
                           ------  --------   -------   --------    --------
 Balance at December 31,
  1997...................   3,000   138,469    14,700    175,401     331,570

Year Ended at December
 31, 1998
Comprehensive income.....                         954     56,617      57,571
Dividends................                                (33,500)    (33,500)
Impact from reorganiza-
 tion of Waddell & Reed..     --    211,851               (7,980)    203,871
Exercise of stock op-
 tions...................                68                               68
                           ------  --------   -------   --------    --------
 Balance at December 31,
  1998...................  $3,000  $350,388   $15,654   $190,538    $559,580
                           ======  ========   =======   ========    ========



                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)

                                                Year Ended December 31,
                                               ------------------------------
                                                 1998       1997       1996
                                               --------   --------   --------
Net income.................................... $ 56,617   $ 34,749   $ 35,266
Adjustment to reconcile net income to cash
 provided from operations:
  Increase in future policy benefits..........   13,871     17,878     20,692
  Increase (decrease) in other policy liabili-
   ties.......................................   (1,892)       749      2,154
  Deferral of policy acquisition costs........  (42,857)   (33,485)   (33,744)
  Value of business acquired..................        0    (10,000)         0
  Amortization of deferred acquisition costs..   27,874     24,898     19,850
  Change in accrued income taxes..............    1,079     10,212     (3,033)
  Depreciation................................       39         42         44
  Realized (gains) losses on sale of invest-
   ments and properties.......................   (9,401)     5,365       (925)
  Other accruals and adjustments..............   (3,240)     1,817       (997)
                                               --------   --------   --------
Cash provided from operations.................   42,090     52,225     39,307
                                               --------   --------   --------
Cash used for investment activities:
 Investments sold or matured:
 Fixed maturities available for sale-sold.....   46,039    113,035     15,246
 Fixed maturities available for sale-matured,
  called and repaid...........................   76,583     66,469     44,523
 Other long-term investments..................   25,596      2,199        482
                                               --------   --------   --------
   Total investments sold or matured..........  148,218    181,703    60,251
Acquisition of investments:
 Fixed maturities available for sale.......... (123,111)  (176,905)   (68,214)
 Net increase in policy loans.................   (2,192)    (1,485)    (2,033)
 Other long-term investments..................      (36)    (1,517)    (1,183)
                                               --------   --------   --------
   Total acquisition of investments........... (125,339)  (179,907)   (71,430)
Net (increase) decrease in short-term
 investments..................................      747    (11,589)     2,389
Funds loaned to affiliates....................  (13,026)   (24,080)    (3,500)
Funds repaid from affiliates..................    2,400     24,080      3,500
Funds borrowed from affiliates................   14,800          0          0
Funds repaid to affiliates....................  (14,800)         0          0
Disposition of properties.....................        5          0         34
Additions of properties.......................      (37)       (27)      (117)
                                               --------   --------   --------
Cash provided from (used for) investment
 activities...................................   12,968     (9,820)    (8,873)
                                               --------   --------   --------
Cash used for financing activities:
  Cash dividends paid to shareholders.........  (33,500)   (27,000)   (27,500)
  Net receipts from deposit product opera-
   tions......................................  (15,420)   (12,521)    (6,572)
                                               --------   --------   --------
Cash used for financing activities............  (48,920)   (39,521)   (34,072)
Increase (decrease) in cash...................    6,138      2,884     (3,638)
Cash at beginning of year.....................    5,288      2,404      6,042
                                               --------   --------   --------
Cash at end of year........................... $ 11,426   $  5,288   $  2,404
                                               ========   ========   ========

                  See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies

   Organization: United Investors Life Insurance Company ("UILIC") was a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") (formerly known as United Investors Management Company), a subsidiary of Torchmark Corporation. On March 3, 1998, to facilitate the initial public offering ("IPO") by Torchmark Corporation ("TMK") of 36% of the common stock of WDR, several transactions were completed to reorganize the assets held by WDR. The following transactions directly affected UILIC:

(i) WDR contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC.

(ii) WDR dividended the common stock of its subsidiary UILIC pro rata to Liberty National Life Insurance Company ("LNL"), an 81.18% owner, and TMK, an 18.82% owner. LNL is a wholly owned subsidiary of TMK.

(iii) Upon reorganization, UILIC recorded additional goodwill in the amount of $23,639. This goodwill represented UILIC's portion of United Investors Management Company's goodwill which was allocated between Waddell & Reed and UILIC upon dividend of UILIC to TMK and LNL.

(iv) TMK transferred to UILIC a deferred commission credit of $7,980, net of applicable tax of $4,297. This credit is being amortized over approximately 10 years.

   Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

   In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

   The estimates susceptible to significant change are those used in determining the liability for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

   Basis of Presentation: The accompanying financial statements include the accounts of United Investors Life Insurance Company ("United Investors") an indirectly wholly-owned subsidiary of TMK, is owned by Liberty National Life Insurance Company (81.18%) and Torchmark Corporation (18.82%). The financial statements have been prepared on the basis of generally accepted accounting principles ("GAAP").

   Investments: United Investors classifies all of its fixed maturity investments, which includes bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to net realizable value.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 1--Summary of Significant Accounting Policies (continued)

   Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

   Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investor's net income. Investment income attributable to policyholders is included in United Investor's net investment income. Net investment income for the years ended December 31, 1998, 1997 and 1996 included approximately $37,000, $37,800, and $37,600, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

   Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

   Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

   Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards (SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

   Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity Contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investor's experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

   Deferred acquisition costs: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

   Deferred acquisition costs, including the value of insurance purchased, for policies other than universal life-type policies according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

from that previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

   Income Taxes: Income taxes are accounted for under the asset and liability method in accordance with SFAS 109. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

   Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

   Goodwill: Goodwill represents the excess cost over the fair value of the net assets acquired when United Investors was purchased by Torchmark Corporation (Torchmark) in 1981 and is being amortized on a straight-line basis over forty years. In 1998 United Investors recorded an additional goodwill of $23,639 upon the reorganization of the company as outlined in Note 1--"Organization." This additional goodwill is being amortized on a straight-line basis over thirty-five years, which is the period United Investors Management Company had remaining out of the original forty year estimated benefit period.

   Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

   Comprehensive Income: United Investors adopted SFAS 130, "Reporting Comprehensive Income," effective January 1, 1998. This standard defines comprehensive income as the change in equity of a business enterprise during a period from transactions from all nonowner sources. It requires the company to display comprehensive income for the period, consisting of net income and other comprehensive income. In compliance with SFAS 130, a Statement of Comprehensive Income is included as an integral part of the financial statements.

   Year 2000 Compliance: The new millennium poses a significant concern to all businesses which use computer systems or electronic data in their operations. The concern arises because these organizations have computer systems and programs that cannot always identify a proper date. For many years, programs were written using a two digit code to represent a year. At the beginning of the year 2000, more digits are needed to accurately determine the date in these programs. Without addressing this issue, many computer programs could fail or produce erroneous results. Additionally, companies which are electronically engaged with other businesses or which rely on other businesses for services are exposed to risk of failure by the electronic devices and computer systems of those other entities to the extent they are not Year 2000 compliant. The potential of failure of these systems creates considerable uncertainty and could potentially adversely affect the ongoing operations and stability of a business.

   United Investors relies on computer systems which are supported and maintained by Torchmark, its ultimate parent, and its various affiliates. Torchmark is exposed to these risks should its computer systems fail

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

due to date-related problems. Torchmark is also reliant on a number of third party businesses and governmental agencies with which it either interacts electronically or depends upon for services in the conduct of its business. These institutions include but are not limited to banks, financial institutions, telecommunication companies, utilities, mail delivery organizations, and a variety of governmental agencies. Should Torchmark's computer systems or the systems of its third-party business partners not be compliant the Company and Torchmark may be exposed to considerable risks, including business interruption, loss of revenue, increased expense, loss of policyholders, and litigation.

   To reduce its business risk to an acceptable level, Torchmark has established a project plan to insure that the company's business-critical computer systems will be Year 2000 compliant. This plan also addresses third-party compliance issues. Under the direction of executive management, objectives and timetables have been set forth to achieve compliance in each geographic location where Torchmark operates. Progress toward achieving those objectives is constantly monitored. Torchmark currently expects the entire project, including all Year 2000 testing activities, to be completed during 1999.

   As of December 31, 1998, Torchmark remains on schedule to meet all of its Year 2000 compliance requirements. All known required software changes have been completed, and the related testing is in process with plans for completion in 1999. With regard to third party concerns, Torchmark has in process the following procedures:

   1) Torchmark is confirming, with its software vendors, the Year 2000 readiness of its purchased software packages because Torchmark has purchased software packages on all of its computer platforms;

   2) Torchmark is verifying the Year 2000 compliance status of its financial business partners computer and data communications systems to insure readiness, including data interface testing with third parties; and

   3) All of Torchmark's electronic operational systems (telephones, security, utility, environmental) are being evaluated for Year 2000 compliance.

   As an example of Torchmark's interface testing with selected third parties, Torchmark is utilizing electronic data from selected third parties in processing Medicare Supplement benefit data using Year 2000 test data. Torchmark is also arranging similar testing with a selected number of banks. While Torchmark is making every effort to verify the compliance of third parties, no assurances as to the compliance of their computer systems can be given.

   Torchmark has used primarily its own employees to complete its Year 2000 project. Other than completion of software testing, all significant Year 2000 project milestones for internal computer systems have been completed. Confirmation of third party compliance and electronic data interface testing with third parties is continuing with completion expected during 1999. Torchmark has spent $5 million on its Year 2000 project activities to date, including internal programming costs, outside contractors, and replacement costs. These costs have been expensed as incurred. Total project cost is expected to be approximately $6 million.

   Year 2000 contingency plans are being developed for critical risk areas. Management throughout the organization has established and documented a contingency plan for Torchmark's most critical systems and interfaces with business partners within each individual's responsibility. Such contingency plans include possible manual operation efforts, staff adjustments, outside services, and alternative procedures. These contingency plans will be maintained well into 2000.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting

   United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders' equity on a statutory basis for United Investors were as follows:

                     Net Income                            Shareholders' Equity
              Year Ended December 31,                         At December 31,
         ----------------------------------------        ---------------------------------
           1998          1997             1996              1998               1997
         --------      --------         --------         ----------         ----------
          $47,294       $34,537          $26,640           $169,757           $156,676

   The excess of shareholders' equity on a GAAP basis over that determined on a statutory basis is not available for distribution to shareholders without regulatory approval.

   A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     1998      1997      1996
                                                   --------  --------  --------
   Statutory net income........................... $ 47,294  $ 34,537  $ 26,640
   Deferral of acquisition costs..................   42,857    33,485    33,744
   Amortization of acquisition costs..............  (27,874)  (24,898)  (19,850)
   Differences in policy liabilities..............    1,417    (2,113)   (4,361)
   Deferred income taxes..........................   (6,422)   (6,053)     (773)
   Other..........................................     (655)     (209)     (134)
                                                   --------  --------  --------
   GAAP net income................................ $ 56,617  $ 34,749  $ 35,266
                                                   ========  ========  ========

   A reconciliation of United Investors' statutory shareholders' equity to GAAP shareholders' equity is as follows:

                                                     Year Ended December 31,
                                                     ------------------------
                                                        1998         1997
                                                     -----------  -----------
   Statutory shareholders' equity................... $   169,757  $   156,676
   Differences in policy liabilities................       9,208        9,540
   Deferred acquisition cost and value of insurance
    purchased.......................................     213,633      210,651
   Deferred income taxes............................     (59,575)     (52,639)
   Asset valuation reserve..........................       4,781        9,513
   Nonadmitted assets...............................       3,348        1,850
   Fair value adjustment on fixed maturities
    available for sale..............................      30,565       23,043
   Fair value adjustment on preferred stock of
    affiliate.......................................     188,212            0
   Goodwill.........................................      29,465        6,771
   Due and deferred premiums........................     (30,317)     (30,334)
   Other............................................         503       (3,501)
                                                     -----------  -----------
   GAAP shareholders' equity........................    $559,580     $331,570
                                                     ===========  ===========

   The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 3--Investment Operations

   Investment income is summarized as follows:

                                                    Year Ended December 31,
                                                    --------------------------
                                                     1998     1997      1996
                                                    -------  -------  --------
 Fixed maturities.................................. $45,889  $46,000  $ 46,366
 Policy loans......................................   1,186    1,107     1,001
 Other long-term investments.......................      84    1,614     1,211
 Short-term investments............................     743      436       287
 Other income......................................     954        0         0
 Interest and dividends from affiliates............  13,082    2,863     2,847
                                                    -------  -------  --------
                                                     61,938   52,020    51,712
 Less investment expense...........................    (565)    (506)     (584)
                                                    -------  -------  --------
 Net investment income............................. $61,373  $51,514  $ 51,128
                                                    =======  =======  ========

 Analysis of gains (losses) from investments:
  Realized investments gains (losses)
   Fixed maturities................................ $     1  $(5,235) $    925
   Mutual funds....................................   9,400     (130)        0
                                                    -------  -------  --------
                                                    $ 9,401  $(5,365) $    925
                                                    =======  =======  ========

Analysis of change in unrealized gains (losses):
 Net change in unrealized investments gains
  (losses) on fixed maturities available for sale
  before tax.......................................   7,522   19,340   (21,767)
 Net change in unrealized investments gains
  (losses) on short-term investments before tax....      (2)       0         0
 Other (includes $(5,946) related to sale of mutual
  fund shares in 1998).............................  (6,328)   1,799       861
 Adjustment for deferred acquisition cost..........     276   (5,387)    8,857
 Applicable tax....................................    (514)  (5,512)    4,217
                                                    -------  -------  --------
 Net change in unrealized gains (losses) on short-
  term investments and fixed maturities securities
  available for sale............................... $   954  $10,240  $ (7,832)
                                                    =======  =======  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A summary of fixed maturities available for sale by amortized cost and estimated fair value at December 31, 1998 and 1997 is as follows:

                                       Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
1998:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $ 21,441   $ 1,959    $     0   $ 23,400  $ 23,400
  GNMA's..................   89,674     4,022        (18)    93,678    93,678
  Mortgage-backed
   securities, GNMA
   collateral.............    7,488        71         (1)     7,558     7,558
  Other mortgage-backed
   securities.............   20,961     1,368          0     22,329    22,329
  States, municipalities
   and political
   subdivisions...........   28,610     1,236          0     29,846    29,846
  Public utilities........   31,454     2,287          0     33,741    33,741
  Industrial and
   miscellaneous..........  412,958    21,971     (2,330)   432,599   432,599
                           --------   -------    -------   --------  --------
  Total fixed maturities.. $612,586   $32,914    $(2,349)  $643,151  $643,151
                           ========   =======    =======   ========  ========
1997:
-----
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $ 22,035   $   857    $     0   $ 22,892  $ 22,892
  GNMA's..................  124,549     5,992       (146)   130,395   130,395
  Mortgage-backed
   securities, GNMA
   collateral.............   23,125       591         (3)    23,713    23,713
  Other mortgage-backed
   securities.............   20,980       916          0     21,896    21,896
  States, municipalities
   and political
   subdivisions...........   28,603       517          0     29,120    29,120
  Foreign governments.....    3,298       135          0      3,433     3,433
  Public utilities........   37,189     1,504        (39)    38,654    38,654
  Industrial and
   miscellaneous..........  352,821    12,986       (267)   365,540   365,540
                           --------   -------    -------   --------  --------
  Total fixed maturities.. $612,600   $23,498    $  (455)  $635,643  $635,643
                           ========   =======    =======   ========  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A schedule of fixed maturities by contractual maturity at December 31, 1998 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             Amortized   Fair
                                                               Cost     Value
                                                             --------- --------
   Fixed maturities available for sale;
    Due in one year or less................................. $ 13,218  $ 13,359
    Due after one year through five years...................  115,995   120,078
    Due after five years through ten years..................  202,843   213,213
    Due after ten years.....................................  153,602   164,940
                                                             --------  --------
                                                              485,658   511,590
   Mortgage- and asset-backed securities....................  126,928   131,561
                                                             --------  --------
                                                             $612,586  $643,151
                                                             ========  ========

   Proceeds from sales of fixed maturities available for sale were $46,039 in 1998, $113,035 in 1997, and $15,246 in 1996. Gross gains realized on these sales were $928 in 1998, $112 in 1997, and $749 in 1996. Gross losses on these sales were $927 in 1998, $5,716 in 1997, and $0 in 1996.

Note 4--Deferred Acquisition Costs

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  1998                  1997                  1996
                          --------------------- --------------------- ---------------------
                           Deferred   Value of   Deferred   Value of   Deferred   Value of
                          Acquisition Insurance Acquisition Insurance Acquisition Insurance
                             Cost     Purchased    Cost     Purchased    Cost     Purchased
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $176,897    $33,754   $169,986    $16,160   $144,716    $18,679
 Additions:
  Deferred during peri-
   od:
  Commissions...........     36,328          0     27,664          0     28,492          0
  Other expenses........      6,529          0      5,821          0      5,252          0
                           --------    -------   --------    -------   --------    -------
   Total deferred.......     42,857          0     33,485          0     33,744          0
  Value of insurance
   purchased............          0          0          0     21,305          0          0
 Adjustment attributable
  to unrealized invest-
  ment loss (1).........        276          0          0          0      8,857          0
                           --------    -------   --------    -------   --------    -------
   Total additions......     43,133          0     33,485     21,305     42,601          0
 Deductions:
  Amortized during peri-
   od...................    (24,720)    (3,154)   (21,019)    (3,711)   (16,894)    (2,519)
  Adjustment
   attributable to
   unrealized investment
   gains (1)............         0           0     (5,387)         0         0           0
  Adjustment attribut-
   able to realized
   investment gains
   (1)..................         0           0       (168)         0       (437)         0
  Adjustment to deferred
   commissions due to
   reorganization.......    (12,277)         0          0          0          0          0
                           --------    -------   --------    -------   --------    -------
   Total deductions.....    (36,997)    (3,154)   (26,574)    (3,711)   (17,331)    (2,519)
                           --------    -------   --------    -------   --------    -------
Balance at end of year..   $183,033    $30,600   $176,897    $33,754   $169,986    $16,160
                           ========    =======   ========    =======   ========    =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $755, $938, and $1,100 for the years ended December 31, 1998, 1997 and 1996, respectively. The average interest accrual rates used were 6.15%, 6.29% and 6.44%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 1998 to be amortized during each of the next five years is: 1999, $2,452; 2000, $2,137; 2001, $1,876; 2002, $1,659; 2003, $1,479.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

Note 5--Property and Equipment

  A summary of property and equipment used in the business is as follows:

                                          At December 31,     At December 31,
                                               1998                1997
                                        ------------------- -------------------
                                               Accumulated         Accumulated
                                         Cost  Depreciation  Cost  Depreciation
                                        ------ ------------ ------ ------------
Data processing equipment.............. $  227    $  178    $  216    $  161
Transportation equipment...............     72        36       132        55
Furniture and office equipment ........    928       917       922       913
                                        ------    ------    ------    ------
  Total................................ $1,227    $1,131    $1,270    $1,129
                                        ======    ======    ======    ======

  Depreciation expense on property and equipment used in the business was $39, $42 and $44 in each of the years 1998, 1997, and 1996, respectively.

Note 6--Future Policy Benefit Reserves

   A summary of the assumptions used in determining the liability for future policy benefits at December 31, 1998 is as follows:

                           Individual Life Insurance

Interest Assumptions:

                                                  Percent of
      Years of Issue         Interest Rates       Liability
      --------------   -------------------------- ----------
      1962-1998        3.00% level to 6.00% level     12%
      1986-1992             7.00% graded to 6.00%     22%
      1962-1985             8.50% graded to 6.00%      4%
      1981-1985             8.50% graded to 7.00%      4%
      1984-1998                Interest Sensitive     58%
                                                     ----
                                                     100%
                                                     ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 7--Income Taxes

   United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                     Year Ended December 31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
   Net operating income before income taxes......... $25,567  $18,843  $19,078
   Shareholders' equity:
    Unrealized gains (losses).......................     514    5,512   (4,217)
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options....     (68)    (519)       0
    Tax benefit received on deferred commission
     credit due to reorganization...................  (4,297)       0        0
    Other...........................................     300        1     (152)
                                                     -------  -------  -------
                                                     $22,016  $23,837  $14,709
                                                     =======  =======  =======

   Income tax expense before the adjustments to shareholder's equity is summarized below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                         1998    1997    1996
                                                        ------- ------- -------
    Current income tax expense......................... $19,145 $12,790 $18,305
    Deferred income tax expense........................   6,422   6,053     773
                                                        ------- ------- -------
                                                        $25,567 $18,843 $19,078
                                                        ======= ======= =======

   In 1998, 1997, and 1996, deferred income tax expense was incurred because of the difference between net operating income before income taxes as reported on the statements of operations and taxable income as reported on United Investor's income tax returns. As explained in Note 1, this difference caused the financial statement book values of some assets and liabilities to be different from their respective tax bases.

   The effective income tax rate differed from the expected 35% rate in 1998, 1997 and 1996 as shown below:

                                               Year Ended December 31,
                                         ----------------------------------------
                                          1998     %    1997     %    1996     %
                                         -------  ---  -------  ---  -------  ---
   Expected income taxes...............  $28,764   35% $18,757   35% $19,020   35%
   Increase (reduction) in income taxes
    resulting from:
    Tax-exempt investment income.......   (3,532)  (4)     (18)   0      (38)   0
    Purchase accounting differences....      331    0       99    0       99    0
    Other..............................        4    0       5     0       (3)   0
                                         -------  ---  -------  ---  -------  ---
   Income taxes........................  $25,567   31% $18,843   35% $19,078   35%
                                         =======  ===  =======  ===  =======  ===

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 7--Income Taxes (continued)

   The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                           1997        1996
                                                        ----------- -----------
   Deferred tax assets:
    Future policy benefits and unearned and advance
     premiums.......................................... $         0 $     4,777
    Present value of future policy surrender charges...      20,153      13,925
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses..................................         132         203
                                                        ----------- -----------
    Total gross deferred tax assets....................      20,285      18,905
   Deferred tax liability:
    Future policy benefits and unearned and advance
     premiums..........................................       2,022           0
    Deferred acquisition costs.........................      61,881      62,863
    Unrealized investment gains........................       8,428       7,914
    Other..............................................       7,529         767
                                                        ----------- -----------
    Total gross deferred tax liabilities...............      79,860      71,544
                                                        ----------- -----------
    Net deferred tax liability......................... $    59,575 $    52,639
                                                        =========== ===========

   In United Investor's opinion, all deferred tax assets will be recoverable.

   United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if and when this tax becomes payable.

Note 8--Postretirement Benefits

   Pension Plans: United Investors has retirement benefit plans and savings plans which cover substantially all employees. There is also a nonqualified excess benefit plan which covers certain employees. The plans cover primarily employees of United Investors, Liberty National and Torchmark. The total cost of these retirement plans charged to UILIC's operations was as follows:

                                                                         Defined
                                                              Defined    Benefit
   Year Ended                                               Contribution Pension
   December 31,                                                Plans      Plans
   ------------                                             ------------ -------
    1998..................................................      $42       $114
    1997..................................................       44        118
    1996..................................................       41        115

   United Investors accrues expense for the defined contribution plans based on a percentage of the employees contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 8--Postretirement Benefits (continued)

   Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Accrued pension expense in excess of amounts contributed has been recorded as a liability in UILIC's financial statements and was $55 thousand and $55 thousand at December 31, 1998 and 1997, respectively. The total unfunded plan liability recorded at December 31, 1998 was $459. The plans covering the majority of employees are organized as trust funds whose assets consist primarily of investments in marketable long-term fixed maturities and equity securities which are valued at market.

   The excess benefit pension plan provides the benefits that an employee would have otherwise received from a defined benefit pension plan in the absence of the Internal Revenue Codes limitation on benefits payable under a qualified plan. Although this plan is unfunded, pension cost is determined in a similar manner as for the funded plans. UILIC's liability for the excess benefit plan was $19 thousand and $19 thousand as of December 31, 1998 and 1997, respectively.

   Net periodic pension cost for the defined benefit plans by expense component was as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     1998     1997     1996
                                                    -------  -------  -------
   Service cost--benefits earned during period..... $   679  $   638  $   638
   Interest cost on projected benefit obligation...   1,657    1,575    1,478
   Actual return on assets.........................  (3,118)  (2,335)  (1,940)
   Net amortization and deferral...................   1,942    1,351    1,032
                                                    -------  -------  -------
    Total net periodic cost........................   1,160    1,229    1,208
    Periodic cost allocated to other participating
     employers.....................................   1,046    1,111    1,093
                                                    -------  -------  -------
   UILIC's net periodic cost....................... $   114  $   118  $   115
                                                    =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   United Investors adopted FASB Statement No. 132, Employers Disclosures about Pensions and Other Postretirement Benefits, effective for year-end 1998 with comparative periods restated. In accordance with this Standard, the following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the.amounts recognized on United Investors's and Liberty National's balance sheet.

                                                                 Pension
                                                              Benefits For
                                                             the year ended
                                                              December 31,
                                                             ----------------
                                                              1998     1997
                                                             -------  -------
   Changes in benefit obligation:
   Obligation at the beginning of year...................... $21,841  $19,706
   Service cost.............................................     679      638
   Interest cost............................................   1,657    1,575
   Actuarial gain (loss)....................................   1,061      775
   Benefits paid............................................  (2,008)    (853)
                                                             -------  -------
   Obligation at the end of year............................  23,230   21,841

   Changes in plan assets:
   Fair value at the beginning of year......................  16,054   13,811
   Return on assets.........................................   3,118    2,335
   Contributions............................................     976      761
   Benefits paid............................................  (2,008)    (853)
                                                             -------  -------
   Fair value at the end of year............................  18,140   16,054
                                                             -------  -------

       Funded status at year end............................  (5,090)  (5,787)

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain).......................    (775)      12
   Unrecognized prior service cost..........................   1,044    1,137
   Unrecognized transition obligation.......................       0        0
                                                             -------  -------
     Net amount recognized at year end...................... $(4,821) $(4,638)
                                                             =======  =======
   Amounts recognized consist of:
   Prepaid benefit cost..................................... $  (459) $  (459)
   Accrued benefit liability................................  (4,707)  (5,415)
   Intangible asset.........................................     345    1,236
                                                             -------  -------
    Net amount recognized at year end.......................  (4,821)  (4,638)
    Net amount recognized allocated to other participating
     employers..............................................  (4,747)  (4,564)
                                                             -------  -------
   UILIC's net amount recognized at year end................ $   (74) $   (74)
                                                             =======  =======

   The weighted average assumed discount rates used in determining the actuarial benefit obligations was 7.0% in 1998 and 7.5% in 1997. The rate of assumed compensation increase was 4.0% in 1998 and 4.5% in 1997 while the expected long-term rate of return on plan assets was 9.25% in 1998 and 9.25% in 1997.

   Postretirement Benefit Plans Other Than Pensions: United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For retired employees over age sixty-five, United Investors does not provide postretirement benefits other than pensions. United Investors does provide a portion of the cost for health insurance benefits for employees who retired before February 1, 1993 and before age sixty-five, covering them until they reach age sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1,1993. This plan is unfunded.

   The components of net periodic postretirement benefit cost other than pensions is as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     1998     1997     1996
                                                    -------  -------  -------
   Service cost ................................... $   112  $    86  $    76
   Interest on accumulated postretirement. benefit
    obligation.....................................     377      357      403
   Actual return on assets.........................       0        0        0
   Net amortization and deferral...................    (251)    (374)    (242)
                                                    -------  -------  -------
    Total net periodic postretirement cost.........     238       69      237
    Periodic cost allocated to other participating
     employers.....................................     233       68      232
                                                    -------  -------  -------
   UILIC's net periodic postretirement cost........ $     5  $     1  $     5
                                                    =======  =======  =======

   The following table presents a reconciliation of the benefit obligation and plan assets from the beginning to the end of the year, also reconciling the funded status to the accrued benefit liability.

                                                  Benefits Other than Pension
                                                      For the year ended
                                                         December 31,
                                                  ----------------------------
                                                      1998           1997
                                                  -------------  -------------
   Changes in benefit obligation:
   Obligation at the beginning of year..........  $       4,775  $       5,010
   Service cost.................................            112             86
   Interest cost................................            377            357
   Actuarial gain (loss)........................            559              0
   Benefits paid................................           (561)          (678)
                                                  -------------  -------------
   Obligation at the end of year................          5,262          4,775

   Changes in plan assets:
   Fair value at the beginning of year..........              0              0
   Return on assets.............................              0              0
   Contributions................................            561            678
   Benefits paid................................           (561)          (678)
                                                  -------------  -------------
   Fair value at the end of year................              0              0
                                                  -------------  -------------

     Funded status at year end..................         (5,262)  (      4,775)

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain)...........           (553)        (1,157)
   Unrecognized prior service cost..............           (357)          (563)
                                                  -------------  -------------
    Net amount recognized at year end as accrued
     benefit liability..........................         (6,172)        (6,495)
    Net amount recognized allocated to other
     participating employers....................         (6,070)        (6,386)
                                                  -------------  -------------
   UILIC's net amount recognized at year end as
    accrued benefit liability...................  $        (102) $        (109)
                                                  =============  =============

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For measurement purposes, a 7.0% to 8.0% annual rate of increase in per capita cost of covered healthcare benefits was assumed for 1998. These rates grade to ranges of 4.5% to 5.5% by the year 2007. The health care cost trend rate assumption has a significant effect on the amounts reported, as illustrated in the following table which presents the effect of a one-percentage-point increase and decrease on the service and interest cost components and the benefit obligation:

Effect on:

                                                                Change in Trend
                                                                     Rate
                                                               -----------------
                                                                  1%       1%
                                                               Increase Decrease
                                                               -------- --------
   Service and interest cost components.......................   $ 35    $ (31)
   Benefit obligation.........................................    326     (300)

   The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.00% in 1998 and 7.50% in 1997.

Note 9--Related Party Transactions

   United Investors was charged for space, equipment and services provided by an affiliate amounting to $1,840 in 1998, $1,852 in 1997 and $1,797 in 1996.

   Torchmark performed certain administrative services for United Investors for which it was charged $612 in 1998, $468 in 1997 and $384 in 1996.

   In November 1994, United Investors loaned Torchmark $35,000 at an interest rate of 8.110%, and in October 1998, United Investors loaned Torchmark an additional $10,626 at an interest rate of 7.875%. Interest income related to the Torchmark loans totaling $2,989, $2,838 and $2,838 for 1998, 1997 and 1996, respectively, is included in the accompanying financial statements. In January 1996, United Investors loaned Liberty National $3,500 at an interest rate of 5.75%. This loan was paid in full in February 1996. Interest income related to this loan totaling $9 at December 31, 1996 is included in the accompanying financial statements. In 1997, United Investors loaned Torchmark, Liberty National and United American $8,060, $10,520 and $5,500 respectively at an interest rate of 5.5% all of which were repaid prior to December 31, 1997. Interest income related to these loans totaling $1, $2 and $22 respectively is included in the accompanying financial statements. In 1998, United Investors loaned Liberty National and United American $1,400 and $1,000 respectively at an interest rate of 5.5% all of which were repaid prior to December 31, 1998. Interest income related to these loans totaling $2 and $2 respectively is included in the accompanying financial statements. During 1998, TMK loaned United Investors $14,800 in a series of six separate loans at an interest rate of 5.5% all of which were repaid prior to December 31, 1998. Interest expenses related to these loans totaling $34 is included in the accompanying financial statements.

   Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American Insurance Company (United American), an affiliated company, on 100% funds withheld coinsurance basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $229,194 and $190,235 at December, 1998 and 1997, respectively. Interest income totaled $13,665 and $11,876 in 1998 and 1997, respectively, and is included in other income. The reserve for annuity balances assumed in connection with this business totaled $241,357 and $210,276 as of December 31, 1998 and 1997, respectively. United Investors reimbursed United American for administrative expenses in the amount of $800 in 1998 and $897 in 1997.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

   United Investors serves as sponsor to four separate accounts. During 1997, United Investors was also a investor in two of the separate accounts. These investments were sold during 1998 for $18.4 million and United Investors is no longer a depositor to any of its separate accounts.

   On March 3, 1998, Waddell & Reed Financial, Inc. contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC due the reorganization discussed in Note 1--Summary of Significant Accounting Policies. Dividend income, on these shares, in the amount of $10,093 is included in the accompanying financial statements.

Note 10--Commitments and Contingencies

   Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 2% of total life insurance in force at December 31, 1998 and 3% of premium income for 1998. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

   Restrictions on the transfer of funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholder's equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 1998 in compliance with all regulations were $392,823.

   Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations.

   Concentration of credit risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The investment consists of investment grade corporate bonds (55.7%), securities of the U.S. government or U.S. government-backed securities (18.2%), non investment grade securities (12.3%), municipal governments (4.4%), non government guaranteed mortgage backed securities (3.3%), and policy loans (2.6%) which are secured by the underlying policy value. The balance of the portfolio is invested in short-term investments (3.5%).

   Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt investments are made in a wide range of industries. At December 31, 1998, 1% or more of the portfolio was invested in the following industries: financial services (19.8%); chemicals and allied products (6.2%); manufacturing (5.8%); consumer goods (5.5%); public utilities (4.9%); media and communications (4.6%); transportation (4.2%); services (4.1%); retailing (3.9%); machinery and equipment (3.3%); petroleum (2.7%); asset-backed securities (1.2%); paper and allied products (1.1%). At the end of 1998, 12.3% of the carrying value of fixed securities was rated below investment grade. Par value of these investments was $84.249, amortized cost was $83.731, and market value was $84.588. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

   Collateral requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investor's investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 11--Supplemental Disclosures for Cash Flow Statement

   The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flow as required by GAAP:

                                                       Year Ended December 31,
                                                      -------------------------
                                                        1998     1997    1996
                                                      -------- -------- -------
       Due from affiliates........................... $229,194 $189,016 $     0
       Value of business purchased...................        0   11,305       0
       Future policy benefits........................  241,357  200,321       0
       Impact from reorganization of
        Waddell & Reed ..............................  203,871        0       0


   The following table summarizes certain amounts paid during the period:

                                                       Year Ended December 31,
                                                      -------------------------
                                                        1998     1997    1996
                                                      -------- -------- -------
       Taxes paid....................................  $26,054   $8,631 $22,111

Note 12--Business Segments

   United Investors' segments are based on the insurance product lines it markets and administers, life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flow for the insurance segments and the corporate function.

   Life insurance products include traditional and interest-sensitive whole life insurance as well as term life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

   United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors's insurance segments. The tables below present segment premium revenue by each of United Investors's marketing groups.

                                                For the Year 1998
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 8,004  11.5%  $            $ 8,004  11.4%
Waddell & Reed......................  61,511  88.4%                61,511  87.9%
United American ....................                  415  100.0%     415   0.6%
Globe Direct Response...............      57   0.1%                    57   0.1%
                                     ------- -----   ----  -----  ------- -----
                                     $69,572 100.0%  $415  100.0% $69,987 100.0%
                                     ======= =====   ====  =====  ======= =====

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                                For the Year 1997
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 7,264  10.6%  $            $ 7,264  10.6%
Waddell & Reed......................  61,149  89.4%                61,149  89.0%
United American ....................                  310  100.0%     310   0.4%
                                     ------- -----   ----  -----  ------- -----
                                     $68,413 100.0%  $310  100.0% $68,723 100.0%
                                     ======= =====   ====  =====  ======= =====

                                                For the Year 1996
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,795  10.4%  $            $ 6,795  10.4%
Waddell & Reed......................  58,319  89.6%                58,319  89.6%
                                     ------- -----   ----  -----  ------- -----
                                     $65,114 100.0%  $       0.0% $65,114 100.0%
                                     ======= =====   ====  =====  ======= =====

   Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors's business is conducted in the United States, primarily in the Southeastern and Southwestern regions.

   The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before insurance administrative expenses and consists of premium, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

   The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other intersegment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the "Other" segment category. The table below sets forth a reconciliation of United Investors's revenues and operations by segment to its major income statement line items.


                                            For the Year 1998
                         -----------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- -------
Revenues
 Premium................ $ 69,572  $    415   $         $            $       $69,987
 Policy Charges and
  fees..................   12,048    33,065                                   45,113
 Net Investment income..                        61,373                        61,373
 Other income...........             13,665                                   13,665
                         --------  --------   --------  -------      ---     -------
  Total Revenues........   81,620    47,145     61,373                       190,138

Benefits and Expenses
 Policy Benefits........   51,430    25,892                                   77,322
 Required reserve
  interest..............  (18,832)  (18,162)    36,994                             0
 Amortization of
  acquisition costs.....   16,306    11,568                                   27,874
 Commissions and premium
  taxes.................    5,182       398                                    5,580
 Required interest on
  acquisition costs.....    7,958     4,814    (12,772)                            0
                         --------  --------   --------  -------      ---     -------
  Total Expenses........   62,044    24,510     24,222                       110,776
                         --------  --------   --------  -------      ---     -------

 Underwriting income
  before other income
  and administrative
  expense...............   19,576    22,635     37,151                        79,362
 Administrative
  Expense...............                                  5,633                5,633
 Goodwill amortization..                                    946                  946
 Deferred acquisition
  cost adjustment.......
                         --------  --------   --------  -------      ---     -------
 Pretax operating
  income................ $ 19,576  $ 22,635   $ 37,151  $(6,579)     $ 0      72,783
                         ========  ========   ========  =======      ===
 Realized investment gains/losses and deferred acquisition cost
  adjustment.............................................................      9,401
                                                                             -------
  Pretax income..........................................................    $82,184
                                                                             =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                            For the Year 1997
                         ----------------------------------------------------------
                          Life    Annuity  Investment  Other   Adjustments  Total
                         -------  -------  ---------- -------  ----------- --------
Revenues
 Premium................ $68,413  $   310   $         $           $        $ 68,723
 Policy Charges and
  fees..................   9,573   27,009                                    36,582
 Net Investment income..                     51,514                          51,514
 Other income...........           11,876                                    11,876
                         -------  -------   -------   -------     -----    --------
  Total Revenues........  77,986   39,195    51,514                         168,695

Benefits and Expenses
 Policy Benefits........  47,930   25,189                                    73,119
 Required reserve
  interest.............. (18,067) (19,735)   37,802                               0
 Amortization of
  acquisition costs.....  14,671   10,227                                    24,898
 Commissions and premium
  taxes.................   5,647      604                                     6,251
 Required interest on
  acquisition costs.....   8,044    4,287   (12,331)                              0
                         -------  -------   -------   -------     -----    --------
  Total Expenses........  58,225   20,572    25,471                         104,268
                         -------  -------   -------   -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............  19,761   18,623    26,043                          64,427
 Administrative
  Expense...............                                5,186                 5,186
 Goodwill amortization..                                  284                   284
 Deferred acquisition
  cost adjustment.......                                            168         168
                         -------  -------   -------   -------     -----    --------
 Pretax operating
  income................ $19,761  $18,623   $26,043   $(5,470)    $(168)     58,789
                         =======  =======   =======   =======     =====
 Realized investment gains/losses and deferred acquisition cost
  adjustment...........................................................      (5,197)
                                                                           --------
  Pretax income........................................................    $ 53,592
                                                                           ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1996
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 65,114  $          $         $           $        $ 65,114
 Policy Charges and
  fees..................    8,722    20,681                                    29,403
 Net Investment income..                        51,128                         51,128
 Other income...........                                                            0
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   73,836    20,681     51,128                        145,645

Benefits and Expenses
 Policy Benefits........   47,355    15,807                                    63,162
 Required reserve inter-
  est...................  (17,021)  (20,599)    37,620                              0
 Amortization of acqui-
  sition costs..........   12,817     7,033                                    19,850
 Commissions and premium
  taxes.................    4,995       253                                     5,248
 Required interest on
  acquisition costs.....    8,045     3,712    (11,757)                             0
                         --------  --------   --------  -------     -----    --------
  Total Expenses........   56,191     6,206     25,863                         88,260
                         --------  --------   --------  -------     -----    --------

 Underwriting income be-
  fore other income and
  administrative ex-
  pense.................   17,645    14,475     25,265                         57,385
 Administrative Ex-
  pense.................                                  3,682                 3,682
 Goodwill amortization..                                    284                   284
 Deferred acquisition
  cost adjustment.......                                              437         437
                         --------  --------   --------  -------     -----    --------
 Pretax operating in-
  come.................. $ 17,645  $ 14,475   $ 25,265  $(3,966)    $(437)     52,982
                         ========  ========   ========  =======     =====
 Realized investment gains/losses and deferred acquisition cost
  adjustment.............................................................       1,362
                                                                             --------
  Pretax income..........................................................    $ 54,344
                                                                             ========


   Assets for each segment are reported based on a specific identification basis. The insurance segments' assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets, representing less than 2% of total assets, are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

                                              At December 31, 1998
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $        $           $873,478  $            $       $  873,478
Accrued investment
 income.................                        11,747                           11,747
Deferred acquisition
 costs..................  113,057    100,576                                    213,633
Goodwill................                                  29,465                 29,465
Separate account
 assets.................           2,425,262                                  2,425,262
Other Assets............                                 283,453                283,453
                         -------- ----------  --------  --------     ---     ----------
Total Assets............ $113,057 $2,525,838  $885,225  $312,918     $ 0     $3,837,038
                         ======== ==========  ========  ========     ===     ==========


                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                              At December 31, 1997
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $        $           $692,659  $           $         $ 692,659
Accrued investment
 income.................                        11,270                           11,270
Deferred acquisition
 costs..................  117,410     93,241                                    210,651
Goodwill................                                   6,771                  6,771
Separate account
 assets.................           1,876,439                                  1,876,439
Other Assets............                                 229,351                229,351
                         -------- ----------  --------  --------    -----    ----------
Total Assets............ $117,410 $1,969,680  $703,929  $236,122    $   0    $3,027,141
                         ======== ==========  ========  ========    =====    ==========


                                              At December 31, 1996
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $        $           $664,861  $           $        $  664,861
Accrued investment
 income.................                        10,781                           10,781
Deferred acquisition
 costs..................  120,083     66,063                                    186,146
Goodwill................                                   7,055                  7,055
Separate account
 assets.................           1,420,025                                  1,420,025
Other Assets............                                  39,748                 39,748
                         -------- ----------  --------  --------    -----    ----------
Total Assets............ $120,083 $1,486,088  $675,642  $ 46,803    $   0    $2,328,616
                         ======== ==========  ========  ========    =====    ==========

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Universal Life Variable Account
Birmingham, Alabama

   We have audited the accompanying balance sheet of United Investors Universal Life Variable Account as of December 31, 1998 and the related statement of operations and changes in net assets for each of the years in the two-year period ended December 31, 1998. These financial statements are the responsibility of the United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Universal Life Variable Account at December 31, 1998 and the results of its operations and changes in its net assets for each of the years in the two-year period ended December 31, 1998 in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama

April 9, 1999

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                                 BALANCE SHEET

                         As of December 31, 1998

                    Money               High                                          Small               Limited    Asset
                   Market     Bond     Income     Growth     Income   International    Cap     Balanced  Term Bond Strategy
                  --------- --------- --------- ---------- ---------- ------------- ---------- --------- --------- ---------
Assets:
Investments in
Mutual Funds
(Note B)........  $ 246,894 $ 299,606 $ 440,562 $3,710,479 $4,234,505  $1,468,991   $1,585,381 $ 653,294 $  12,270 $ 118,196
                  --------- --------- --------- ---------- ----------  ----------   ---------- --------- --------- ---------
Total assets....    246,894   299,606   440,562  3,710,479  4,234,505   1,468,991    1,585,381   653,294    12,270   118,196
                  --------- --------- --------- ---------- ----------  ----------   ---------- --------- --------- ---------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........        891       956     1,487     11,248     13,267       3,589        4,622     2,128        21       320
                  --------- --------- --------- ---------- ----------  ----------   ---------- --------- --------- ---------
Total liabili-
 ties...........        891       956     1,487     11,248     13,267       3,589        4,622     2,128        21       320
                  --------- --------- --------- ---------- ----------  ----------   ---------- --------- --------- ---------
Net assets (Note
 C).............  $ 246,003 $ 298,650 $ 439,075 $3,699,231 $4,221,238  $1,465,402   $1,580,759 $ 651,166 $  12,249 $ 117,876
                  ========= ========= ========= ========== ==========  ==========   ========== ========= ========= =========
Equity:
Equity of
 contract
 owners.........  $ 246,003 $ 298,650 $ 439,075 $3,699,231 $4,221,238  $1,465,402   $1,580,759 $ 651,166 $  12,249 $ 117,876
                  --------- --------- --------- ---------- ----------  ----------   ---------- --------- --------- ---------
Total equity....  $ 246,003 $ 298,650 $ 439,075 $3,699,231 $4,221,238  $1,465,402   $1,580,759 $ 651,166 $  12,249 $ 117,876
                  ========= ========= ========= ========== ==========  ==========   ========== ========= ========= =========
Accumulation
 units
 outstanding....    234,970   277,115   428,073  2,825,362  3,414,288   1,047,807    1,392,319   589,419    11,495   105,200
                  ========= ========= ========= ========== ==========  ==========   ========== ========= ========= =========
Net asset value
 per unit.......  $1.046956 $1.077711 $1.025701 $ 1.309295  $1.236345  $ 1.398542   $ 1.135343 $1.104759 $1.065594 $1.120494
                  ========= ========= ========= ========== ==========  ==========   ========== ========= ========= =========
                  Science and
                  Technology     Total
                  ----------- -----------
Assets:
Investments in
Mutual Funds
(Note B)........  $1,585,863  $14,356,041
                  ----------- -----------
Total assets....   1,585,863   14,356,041
                  ----------- -----------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........       3,783       42,312
                  ----------- -----------
Total liabili-
 ties...........       3,783       42,312
                  ----------- -----------
Net assets (Note
 C).............  $1,582,080  $14,313,729
                  =========== ===========
Equity:
Equity of
 contract
 owners.........  $1,582,080  $14,313,729
                  ----------- -----------
Total equity....  $1,582,080  $14,313,729
                  =========== ===========
Accumulation
 units
 outstanding....   1,070,721   11,396,789
                  =========== ===========
Net asset value
 per unit.......   $1.477584
                  ===========



                      See Notes to Financial Statements.

             UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

            STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                   For the Year Ended December 31, 1998

                       Money                 High                                                                      Limited
                      Market      Bond      Income      Growth       Income     International  Small Cap   Balanced   Term Bond
                     ---------  ---------  ---------  -----------  -----------  ------------- -----------  ---------  ---------
Dividend income
 (Note B, D).......  $   4,762  $  16,465  $  38,018  $   129,060  $   627,897   $   124,877  $   228,030  $  21,860  $    676
Expenses paid to
 sponsor:
 Mortality and ex-
  pense risk
  charge...........        891        956      1,486       11,244       13,262         3,588        4,618      2,128        21
 Contract maintenance charges:
  Administrative
   expense.........        388      1,361      3,063       32,119       36,294         8,967       13,611      4,869        99
  Guaranteed death
   benefit.........        245        426        875        9,237       10,102         2,859        4,217      1,316        25
  Costs of insur-
   ance............     15,730     17,170     33,037      248,252      285,213        67,766       95,972     46,354       808
  Waiver monthly
   deduction.......         29        152        400        3,307        3,286           917        1,363        634         6
  Accidental death
   rider...........          0          0          5          174          264            47           78         82         7
  Child term rid-
   er..............         75         98        225        1,599        2,126           343          620        365         4
  Additional insur-
   ance rider......         16        279        389        3,570        4,604           899        1,505        794         8
                     ---------  ---------  ---------  -----------  -----------   -----------  -----------  ---------  --------
   Total...........     17,374     20,442     39,480      309,502      355,151        85,386      121,984     56,542       978
Net investment in-
 come..............    (12,612)    (3,977)    (1,462)    (180,442)     272,746        39,491      106,046    (34,682)     (302)
Realized investment
 gains (losses)
 distributed to ac-
 counts............          0        657     (1,520)      (3,822)       1,775         1,854          183        429         6
Unrealized invest-
 ment gains (loss-
 es)...............          0     (8,740)   (34,058)     306,070     (346,825)      (22,139)    (157,161)       598      (533)
                     ---------  ---------  ---------  -----------  -----------   -----------  -----------  ---------  --------
Net gain (loss) on
 investments.......          0     (8,083)   (35,578)     302,248     (345,050)      (20,285)    (156,978)     1,027      (527)
                     ---------  ---------  ---------  -----------  -----------   -----------  -----------  ---------  --------
Net increase
 (decrease) in net
 assets from
 operations........    (12,612)   (12,060)   (37,040)     121,806      (72,304)       19,206      (50,932)   (33,655)     (829)
Premium deposits &
 net transfers*....    258,231    314,973    480,696    3,570,770    4,262,621     1,437,753    1,610,853    692,119    13,078
Investment by spon-
 sor (Note E)......          0          0          0            0            0             0            0          0         0
Transfer to sponsor
 for benefits and
 terminations......          0    (6,188)     (9,115)     (26,784)     (25,335)       (8,203)     (3,342)    (12,263)        0
                     ---------  ---------  ---------  -----------  -----------   -----------  -----------  ---------  --------
Total increase (de-
 crease)...........    245,619    296,725    434,541    3,665,792    4,164,982     1,448,756    1,556,579    646,201    12,249
Net assets at be-
 ginning of peri-
 od................        384      1,925      4,534       33,439       56,256        16,646       24,180      4,965         0
                     ---------  ---------  ---------  -----------  -----------   -----------  -----------  ---------  --------
Net assets at end
 of period (Note
 C)................  $ 246,003  $ 298,650  $ 439,075  $ 3,699,231  $ 4,221,238   $ 1,465,402  $ 1,580,759  $ 651,166  $ 12,249
                     =========  =========  =========  ===========  ===========   ===========  ===========  =========  ========
                       Asset    Science and
                     Strategy   Technology      Total
                     ---------- ------------ -------------
Dividend income
 (Note B, D).......  $   6,774  $    29,214  $  1,227,633
Expenses paid to
 sponsor:
 Mortality and ex-
  pense risk
  charge...........        320        3,781        42,295
 Contract maintenance charges:
  Administrative
   expense.........        887       11,730       113,388
  Guaranteed death
   benefit.........        285        3,592        33,179
  Costs of insur-
   ance............      7,398       84,695       902,395
  Waiver monthly
   deduction.......         85        1,211        11,390
  Accidental death
   rider...........         15           63           735
  Child term rid-
   er..............         90          691         6,236
  Additional insur-
   ance rider......        271        1,366        13,701
                     ---------- ------------ -------------
   Total...........      9,351      107,129     1,123,319
Net investment in-
 come..............     (2,577)     (77,915)      104,314
Realized investment
 gains (losses)
 distributed to ac-
 counts............          9          777           348
Unrealized invest-
 ment gains (loss-
 es)...............     (4,603)     255,898       (11,493)
                     ---------- ------------ -------------
Net gain (loss) on
 investments.......     (4,594)     256,675       (11,145)
                     ---------- ------------ -------------
Net increase
 (decrease) in net
 assets from
 operations........     (7,171)     178,760        93,169
Premium deposits &
 net transfers*....    124,457    1,396,768    14,162,319
Investment by spon-
 sor (Note E)......          0            0             0
Transfer to sponsor
 for benefits and
 terminations......          0       (5,363)      (96,593)
                     ---------- ------------ -------------
Total increase (de-
 crease)...........    117,286    1,570,165    14,158,895
Net assets at be-
 ginning of peri-
 od................        590       11,915       154,834
                     ---------- ------------ -------------
Net assets at end
 of period (Note
 C)................  $ 117,876  $ 1,582,080  $ 14,313,729
                     ========== ============ =============

*Includes transfer activity from (to) other portfolios.

                    See Notes to Financial Statements.

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1997

                     Money             High                                       Small               Limited   Asset
                     Market   Bond    Income    Growth    Income   International   Cap     Balanced  Term Bond Strategy
                     ------  -------  -------  --------  --------  ------------- --------  --------  --------- --------
Dividend income
 (Note B, D).......  $   0   $   111  $   363  $  1,670  $  2,354    $    530    $  4,089  $   203      $ 0     $  23
Expenses paid to
 sponsor (Note D):
 Mortality and ex-
  pense risk
  charge...........      0         0        1         3         5           2           4        1        0         0
 Contract maintenance charges:
  Administrative
   expense.........      1         6       12       125       178          39          73       27        0         4
  Guaranteed death
   benefit.........      0         1        5        37        51          16          26        7        0         1
  Costs of insur-
   ance............     15        75      176       998     1,331         374         537      201        0        14
  Waiver monthly
   deduction.......      0         1        1        10        14           3           4        7        0         1
  Accidental death
   rider...........      0         0        0         0         3           0           0        2        0         0
  Child term rid-
   er..............      0         0        2        11        21           1           3        9        0         0
  Additional insur-
   ance rider......      0         0        0        15        17           7           7        6        0         0
                     -----   -------  -------  --------  --------    --------    --------  -------      ---     -----
   Total...........     16        83      197     1,199     1,620         442         654      260        0        20
Net investment in-
 come (loss).......    (16)       28      166       471       734          88       3,435      (57)       0         3
Realized investment
 gains (losses)
 distributed to ac-
 counts............      0         0        0         0         0           0           0        0        0         0
Unrealized invest-
 ment gains (loss-
 es)...............      0      (109)    (347)   (1,327)   (1,721)       (473)     (3,458)    (167)       0       (23)
                     -----   -------  -------  --------  --------    --------    --------  -------      ---     -----
Net gain (loss) on
 investments.......      0      (109)    (347)   (1,327)   (1,721)       (473)     (3,458)    (167)       0       (23)
                     -----   -------  -------  --------  --------    --------    --------  -------      ---     -----
Net decrease in net
 assets from
 operations........    (16)      (81)    (181)     (856)     (987)       (385)        (23)    (224)       0       (20)
Premium deposits
 and net trans-
 fers*.............    400     2,006    4,715    34,295    57,243      17,031      24,203    5,189        0       610
Investment by spon-
 sor (Note E)......      0         0        0         0         0           0           0        0        0         0
Transfer to sponsor
 for benefits and
 terminations......      0         0        0         0         0           0           0        0                  0
                     -----   -------  -------  --------  --------    --------    --------  -------      ---     -----
Total increase.....    384     1,925    4,534    33,439    56,256      16,646      24,180    4,965        0       590
Net assets at be-
 ginning of peri-
 od................      0         0        0         0         0           0           0        0        0         0
                     -----   -------  -------  --------  --------    --------    --------  -------      ---     -----
Net assets at end
 of period (Note
 C)................  $ 384   $ 1,925  $ 4,534  $ 33,439  $ 56,256    $ 16,646    $ 24,180  $ 4,965      $ 0     $ 590
                     =====   =======  =======  ========  ========    ========    ========  =======      ===     =====
                     Science and
                     Technology    Total
                     ----------- ----------
Dividend income
 (Note B, D).......   $     44   $   9,387
Expenses paid to
 sponsor (Note D):
 Mortality and ex-
  pense risk
  charge...........          1          17
 Contract maintenance charges:
  Administrative
   expense.........         45         510
  Guaranteed death
   benefit.........         15         159
  Costs of insur-
   ance............        337       4,058
  Waiver monthly
   deduction.......          6          47
  Accidental death
   rider...........          0           5
  Child term rid-
   er..............          4          51
  Additional insur-
   ance rider......          7          59
                     ----------- ----------
   Total...........        415       4,906
Net investment in-
 come (loss).......       (371)      4,481
Realized investment
 gains (losses)
 distributed to ac-
 counts............          0           0
Unrealized invest-
 ment gains (loss-
 es)...............        162      (7,463)
                     ----------- ----------
Net gain (loss) on
 investments.......        162      (7,463)
                     ----------- ----------
Net decrease in net
 assets from
 operations........       (209)     (2,982)
Premium deposits
 and net trans-
 fers*.............     12,124     157,816
Investment by spon-
 sor (Note E)......          0           0
Transfer to sponsor
 for benefits and
 terminations......          0           0
                     ----------- ----------
Total increase.....     11,915     154,834
Net assets at be-
 ginning of peri-
 od................          0           0
                     ----------- ----------
Net assets at end
 of period (Note
 C)................   $ 11,915   $ 154,834
                     =========== ==========

*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note A--Summary of Significant Accounting Policies

   Organization--The United Investors Universal Life Variable Account ("the Universal Life Variable Account") was established on August 15, 1997 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The Universal Life Variable Account invests in shares of Target/United Funds, Inc. ("the Fund"), a mutual fund with eleven separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, an income portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio and a science and technology portfolio (established during 1997). The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

   Basis of Presentation--The financial statements of the Universal Life Variable Account have been prepared on an accrual basis in accordance with generally accepted accounting principles.

   Federal Taxes--Currently no charge is made to the Universal Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Universal Life Variable Account investment income under current tax law.

Note B--Investments

   Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over the counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stocks. Short term debt securities are valued at amortized cost which approximates market.

   Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Investments in shares of the separate investment portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios (see Note C-Net Assets). Dividends received by the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

     The following is a summary of reinvested dividends by portfolio:

                                                            1998
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................       4,762          $  4,762
Bond.........................................       3,024            16,465
High Income..................................       8,612            38,018
Growth.......................................      13,879           129,060
Income.......................................      50,903           627,897
International................................      15,974           124,877
Small Cap....................................      28,858           228,030
Balanced.....................................       3,075            21,860
Limited Term Bond............................         129               676
Asset Strategy...............................       1,258             6,774
Science and Technology.......................       3,530            29,214

                                                            1997
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................          0            $    0
Bond.........................................         21               111
High Income..................................         77               363
Growth.......................................        221             1,670
Income.......................................        197             2,354
International................................         83               530
Small Cap....................................        491             4,089
Balanced.....................................         30               203
Limited Term Bond............................          0                 0
Asset Strategy...............................          4                23
Science and Technology.......................          8                44

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

Note C--Net Assets

    The following table illustrates by component parts the net asset value for each portfolio.

                    Money                High                                                                 Limited   Asset
1998                Market     Bond     Income     Growth      Income    International Small Cap   Balanced  Term Bond Strategy
----               --------  --------  --------  ----------  ----------  ------------- ----------  --------  --------- --------
Cost to:
 Contract
 owners..........  $258,631  $316,979  $485,411  $3,605,065  $4,319,864   $1,454,784   $1,635,056  $697,308   $13,078  $125,067
 Sponsor.........         0         0         0           0           0            0            0         0         0         0
Adjustment for
market
appreciation
(depreciation)...     4,762     8,384     2,456     431,651     283,480      104,649       71,683    22,923       149     2,180
Deductions:
 Mortality and
 expense risk
 charge..........      (892)     (956)   (1,487)    (11,247)    (13,267)      (3,590)      (4,622)   (2,129)      (21)     (324)
 Contract
 maintenance
 charges:
 Administrative
 expense.........      (388)   (1,367)   (3,075)    (32,244)    (36,472)      (9,006)     (13,684)   (4,896)      (99)     (888)
 Guaranteed death
 benefit.........      (260)     (427)     (880)     (9,274)    (10,153)      (2,875)      (4,243)   (1,323)      (25)     (299)
 Cost of
 insurance.......   (15,730)  (17,245)  (33,213)   (249,250)   (286,544)     (68,140)     (96,509)  (46,555)     (808)   (7,399)
 Waiver monthly
 deduction.......       (29)     (153)     (401)     (3,317)     (3,300)        (920)      (1,367)     (641)       (6)      (85)
 Accidental death
 rider...........         0         0        (5)       (174)       (267)         (47)         (78)      (84)       (7)      (15)
 Child term
 rider...........       (75)      (98)     (227)     (1,610)     (2,147)        (344)        (623)     (374)       (4)      (90)
 Additional
 insurance
 rider...........       (16)     (279)     (389)     (3,585)     (4,621)        (906)      (1,512)     (800)       (8)     (271)
 Benefits and
 terminations....         0    (6,188)   (9,115)    (26,784)    (25,335)      (8,203)      (3,342)  (12,263)        0         0
                   --------  --------  --------  ----------  ----------   ----------   ----------  --------   -------  --------
Net assets.......  $246,003  $298,650  $439,075  $3,699,231  $4,221,238   $1,465,402   $1,580,759  $651,166   $12,249  $117,876
                   ========  ========  ========  ==========  ==========   ==========   ==========  ========   =======  ========
                   Science and
1998               Technology
----               ------------
Cost to:
 Contract
 owners..........  $1,408,892
 Sponsor.........           0
Adjustment for
market
appreciation
(depreciation)...     286,095
Deductions:
 Mortality and
 expense risk
 charge..........      (3,782)
 Contract
 maintenance
 charges:
 Administrative
 expense.........     (11,775)
 Guaranteed death
 benefit.........      (3,607)
 Cost of
 insurance.......     (85,032)
 Waiver monthly
 deduction.......      (1,217)
 Accidental death
 rider...........         (63)
 Child term
 rider...........        (695)
 Additional
 insurance
 rider...........      (1,373)
 Benefits and
 terminations....      (5,363)
                   ------------
Net assets.......  $1,582,080
                   ============

                     Money           High                                    Small             Limited   Asset   Science and
1997                 Market  Bond   Income  Growth   Income   International   Cap    Balanced Term Bond Strategy Technology
----                 ------ ------  ------  -------  -------  ------------- -------  -------- --------- -------- -----------
Cost to:
 Contract owners...   $400  $2,006  $4,715  $34,295  $57,243     $17,031    $24,203   $5,189     $ 0      $610     $12,124
Adjustment for
market appreciation
and reinvested
dividends..........      0       2      16      343      633          57        631       36       0         0         206
Deductions:
 Mortality and
 expense risk
 charge............      0       0      (1)      (3)      (5)         (2)        (4)      (1)      0         0          (1)
 Contract
 maintenance
 charges:
 Administrative
 expense...........     (1)     (6)    (12)    (125)    (178)        (39)       (73)     (27)      0        (4)        (45)
 Guaranteed death
 benefit...........      0      (1)     (5)     (37)     (51)        (16)       (26)      (7)      0        (1)        (15)
 Cost of
 insurance.........    (15)    (75)   (176)    (998)  (1,331)       (374)      (537)    (201)      0       (14)       (337)
 Waiver monthly
 deduction.........      0      (1)     (1)     (10)     (14)         (3)        (4)      (7)      0        (1)         (6)
 Accidental death
 rider.............      0       0       0        0       (3)          0          0       (2)      0         0           0
 Child term rider..      0       0      (2)     (11)     (21)         (1)        (3)      (9)      0         0          (4)
 Additional
 insurance rider...      0       0       0      (15)     (17)         (7)        (7)      (6)      0         0          (7)
 Benefits and
 terminations......      0       0       0        0        0           0          0        0       0         0           0
                      ----  ------  ------  -------  -------     -------    -------   ------     ---      ----     -------
Net assets.........   $384  $1,925  $4,534  $33,439  $56,256     $16,646    $24,180   $4,965     $ 0      $590     $11,915
                      ====  ======  ======  =======  =======     =======    =======   ======     ===      ====     =======


                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note D--Charges and Deductions

Fund Management and Fees

   Waddell & Reed Investment Management Company ("the Manager"), is the manager of the Fund and provides investment advisory services to the Fund. Each portfolio will pay the manager a fee for managing its investments consisting of two elements: (i) a specific fee computed on each portfolio's net asset value at the close of business each day at the following annual Rates; Money Market Portfolio none; Bond Portfolio .03% of net assets; High Income Portfolio .15% of net assets; Growth Portfolio .20% of net assets; Income Portfolio .20% of net assets; International Portfolio .30% of net assets; Small Cap Portfolio
 .35% of net assets; Balanced Portfolio .10% of net assets; Limited Term Bond Portfolio .05% of net assets; Asset Strategy Portfolio .30% of net assets; Science and Technology .20% of net assets, and (ii) a pro rata participation based on the relative net asset size of each portfolio in a "Group" fee computed each day on the combined net asset values of all of the portfolios at the following annual rates: Group Net Asset Level from $0 to $750 million-- Annual Group Fee Rate--.51%; from $750 to $1,500 million--.49%; from $1,500 to $2,250 million--.47%; over $2,250 million--.45%. Fees for these services are deducted from dividend income. The amount of these fees have been:

                                                                    1998   1997
                                                                   ------- ----
   Money Market................................................... $   566 $ 1
   Bond...........................................................     768   0
   High Income....................................................   1,436   1
   Growth.........................................................  12,434  10
   Income.........................................................  14,683  17
   International..................................................   6,061   5
   Small Cap......................................................   6,736   8
   Balanced.......................................................   1,928   1
   Limited Term Bond..............................................      32   0
   Asset Strategy.................................................     451   0
   Science and Technology.........................................   4,477   3

Mortality and Expense Risk Charges

   United Investors currently deducts a daily charge from assets in the Investment Divisions attributable to the Policies at an effective annual rate of 0.90% of Variable Account assets during the first 10 Policy Years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all Policy Years. The mortality and expense risk charge does not apply to Fixed Account assets. Profit from this charge may be used for any purpose, including distribution expenses.

Premium Deposit Charges

   United Investors deducts a 3.5% charge from each premium before allocating the resulting Net Premium to the Policy Value. This charge is deducted for state premium taxes and federal income tax treatment of deferred acquisition costs.

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

 Monthly Deduction

   United Investors deducts the Monthly Deduction on the Policy Date and on each Monthly Anniversary from Policy Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of:

  (1) the cost of insurance charge discussed below;

  (2) a current monthly administrative charge of $5.00 (which may increase to a maximum charge of $7.50 per month);

  (3) the Guaranteed Death Benefit Charge ($0.01 per $1,000 of Face Amount) as long as the Death Benefit Guarantee remains in effect; and

  (4) charges for any supplemental benefits added by Riders to the Policy.

 Surrender Charges

   If the Policy is surrendered prior to the end of the 16th Policy Year or the end of the 16th year following an increase in Face Amount, United Investors will deduct a surrender charge based on the Face Amount at issue, or increase, as applicable. The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the Surrender Charge will also be deducted for any Face Amount decreases. The surrender charge varies based on the Insured's age on the Policy Date, or Attained Age at the time of an increase, and is calculated as an amount per $1,000 of the Face Amount. For each age the surrender charge remains level for the first five Policy Years (or the first five years after a Face Amount increase) and declines each year thereafter until it reaches zero at the end of the 16th Policy Year (or at the end of the 16th year after an increase in Face Amount).

   During the first five Policy Years (or first five years after a Face Amount increase) the surrender charge per $1,000 of Face Amount is as follows for the selected ages below:

   Issue Age                                    Charge per $1,000 of Face Amount
   ---------                                    --------------------------------
   25..........................................              $ 6.00
   35..........................................              $ 7.00
   45..........................................              $ 8.75
   50..........................................              $10.00
   55..........................................              $11.50
   65..........................................              $16.75
   75..........................................              $26.00

 Partial Surrender Charge

   A Partial Surrender charge equal to the lesser of $25 or 2% of the Partial Surrender amount, plus a portion of the surrender charge will apply to each Partial Surrender. This charge will be deducted from the Policy Value along with the Partial Surrender amount.

 Cost of Insurance

   A mortality charge will be deducted monthly to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy's net amount at risk and on the attained age, sex and risk class of the insured, and is determined by the Sponsor based upon its expectation as to future mortality experience.

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

Note E--Selected unit data

 Selected data for a weighted average unit of the Universal Life Variable Separate Account outstanding throughout each period follows.

1998

                  Money            High                                 Small             Limited   Asset   Science and
                  Market   Bond   Income  Growth  Income  International  Cap    Balanced Term Bond Strategy Technology
                  ------  ------  ------  ------  ------  ------------- ------  -------- --------- -------- -----------
Dividend
income..........  $ 0.05  $ 0.16  $ 0.24  $ 0.12  $ 0.49     $ 0.40     $ 0.48   $ 0.10   $ 0.28    $ 0.21    $ 0.08
Expenses........    0.18    0.20    0.25    0.29    0.28       0.27       0.25     0.26     0.41      0.29      0.31
                  ------  ------  ------  ------  ------     ------     ------   ------   ------    ------    ------
Investment
income (loss)-
net.............   (0.13)  (0.04)  (0.01)  (0.17)   0.21       0.13       0.23    (0.16)   (0.13)    (0.08)    (0.23)
Net realized and
unrealized
investments
gains (losses)..    0.00   (0.08)  (0.22)   0.28   (0.27)     (0.06)     (0.33)    0.00    (0.22)    (0.14)     0.74
Premium deposits
& net
transfers.......    2.63    3.13    2.99    3.34    3.36       4.60       3.36     3.13     5.46      3.81      4.01
Transfer to
sponsor for
benefits and
terminations....    0.00   (0.06)  (0.06)  (0.03)  (0.02)     (0.03)     (0.01)   (0.06)    0.00      0.00     (0.02)
                  ------  ------  ------  ------  ------     ------     ------   ------   ------    ------    ------
Total increase
in net value....    2.50    2.95    2.70    3.42    3.28       4.64       3.25     2.91     5.11      3.59      4.50
Net asset value,
beginning of the
period..........  $ 1.01  $ 1.02  $ 1.02  $ 1.03  $ 1.03     $ 1.05     $  .90   $ 1.03   $ 0.00    $ 1.03    $ 1.01
                  ------  ------  ------  ------  ------     ------     ------   ------   ------    ------    ------
Net asset value,
end of the
period..........  $ 3.51  $ 3.97  $ 3.72  $ 4.45  $ 4.31     $ 5.69     $ 4.15   $ 3.94   $ 5.11    $ 4.62    $ 5.51
                  ======  ======  ======  ======  ======     ======     ======   ======   ======    ======    ======

1997
                  Money            High                                 Small             Limited   Asset   Science and
                  Market   Bond   Income  Growth  Income  International  Cap    Balanced Term Bond Strategy Technology
                  ------  ------  ------  ------  ------  ------------- ------  -------- --------- -------- -----------
Dividend
income..........  $ 0.00  $ 0.06  $ 0.08  $ 0.05  $ 0.04     $ 0.03     $ 0.17   $ 0.04   $ 0.00    $ 0.04    $ 0.00
Expenses........    0.04    0.04    0.04    0.04    0.03       0.03       0.03     0.05     0.00      0.03      0.04
                  ------  ------  ------  ------  ------     ------     ------   ------   ------    ------    ------
Investment
income (loss)-
net.............   (0.04)   0.02    0.04    0.01    0.01       0.00       0.14    (0.01)    0.00      0.01     (0.04)
Net realized and
unrealized
investments
gains (losses)..    0.00   (0.08)  (0.08)  (0.04)  (0.03)     (0.03)     (0.15)   (0.03)    0.00     (0.04)     0.01
Premium deposits
& net
transfers.......    1.05    1.05    1.06    1.06    1.05       1.08       0.91     1.07     0.00      1.06      1.04
Transfer to
sponsor for
benefits and
terminations....    0.00    0.00    0.00    0.00    0.00       0.00       0.00     0.00     0.00      0.00      0.00
                  ------  ------  ------  ------  ------     ------     ------   ------   ------    ------    ------
Total increase
in net value....    1.01    1.02    1.02    1.03    1.03       1.05       0.90     1.03     0.00      1.03      1.01
Net asset value,
beginning of the
period..........  $ 0.00  $ 0.00  $ 0.00  $ 0.00  $ 0.00     $ 0.00     $  .00   $ 0.00   $ 0.00    $ 0.00    $ 0.00
                  ------  ------  ------  ------  ------     ------     ------   ------   ------    ------    ------
Net asset value,
end of the
period..........  $ 1.01  $ 1.02  $ 1.02  $ 1.03  $ 1.03     $ 1.05     $ 0.90   $ 1.03   $ 0.00    $ 1.03    $ 1.01
                  ======  ======  ======  ======  ======     ======     ======   ======   ======    ======    ======

                                    PART II
                                    -------

                          UNDERTAKING TO FILE REPORTS
                          ---------------------------

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING
                             --------------------

         In-so-far as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)
                ----------------------------------------------

United Investors Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.
         The prospectus consisting of 85 pages.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representation pursuant to Section 26(e)(2)(A).
         The signatures.
         Written consents of the following persons: John H. Livingston, Esquire;
         W. Thomas Aycock; KPMG Peat Marwick LLP;
         and Sutherland Asbill & Brennan LLP

         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.   A.

               (1) Resolution of the Board of Directors of United Investors Life Insurance Company establishing United Investors Universal Life Variable Account./1/

               (2)  Not Applicable

               (3)  (a) Underwriting Agreement/3/

               (4)  Not applicable

               (5)  (a)    Specimen Flexible Premium Variable Life Insurance
                           Policy/1/
                    (b)    Accelerated Death Benefit Rider/1/
                    (c)    Disability Waiver of Monthly Deduction Rider/1/
                    (d)    Additional Insured Term Insurance Rider/1/
                    (e)    Children's Term Insurance Rider/1/
                    (f)    Accidental Death Benefit Rider/1/

               (6)  (a)    Articles of Incorporation of United Investors Life
                           Insurance Company./2/
                    (b)    By-laws of United Investors Life Insurance
                           Company./2/

               (7)  Not applicable

               (8)  Form of Participation Agreement/3/

               (9)  Not applicable

               (10) Application form/3/

               (11) Description of issuance, transfer and redemption
                    procedures./3/

     2. Opinion and consent of John H. Livingston, Esquire, as to the legality of the securities being registered./4/

     3.   Not applicable

     4.   Not applicable

     5.   Not applicable

     6. Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered./4/

     7.   (a) Consent of KPMG Peat Marwick LLP/4/
          (b) Consent of Sutherland Asbill & Brennan LLP/4/

------------------------------

/1/ Incorporated herein by reference to the initial Registration Statement on Form S-6, File No. 333-26505, filed on May 5, 1997.

/2/ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 29, 1998 (previously filed on January 22, 1987, as an Exhibit to the Form S-6 Registration, File No. 33-11465)

/3/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement, File No. 333-26505, filed on August 8, 1997.

/4/  Filed herewith.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, United Investors Universal Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Birmingham, Alabama on the 28th day of April, 1999.

                                United Investors Universal Life Variable Account (Registrant)


(Seal)                          United Investors Life Insurance Company
                                (Depositor)




Attest: /s/ John H. Livingston       By: /s/ Anthony L. McWhorter
        --------------------------       ------------------------------
        John H. Livingston               Anthony L. McWhorter
        Secretary and Counsel            President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the Dates indicated.

Signature                                   Title                         Date
---------                                   -----                         ----

                                  Chairman of the Board of Directors
--------------------------------  and Chief Executive Officer         ----------
C. B. Hudson

/s/ Anthony L. McWhorter          Director and President                4-27-99
--------------------------------                                      ----------
Anthony L. McWhorter


/s/ W. Thomas Aycock              Director, Vice President and          4-27-99
--------------------------------  Chief Actuary                       ----------
W. Thomas Aycock


/s/ Tony G. Brill                 Director and Executive Vice           4-28-99
--------------------------------  President - Administration          ----------
Tony G. Brill

                                  Senior Vice President - Marketing
--------------------------------                                      ----------
Mark S. McAndrew

/s/ Larry M. Hutchison            Director                              4-28-99
--------------------------------                                      ----------
Larry M. Hutchison


/s/ Michael J. Klyce              Vice President and Treasurer          4-27-99
--------------------------------                                      ----------
Michael J. Klyce


/s/ James L. Mayton, Jr.          Vice President and Controller         4-27-99
--------------------------------                                      ----------
James L. Mayton, Jr.


/s/ John H. Livingston            Director, Secretary and Counsel       4-27-99
--------------------------------                                      ----------
John H. Livingston

Signature                                   Title                        Date
---------                                   -----                        ----


/s/ Carol A. McCoy                  Director and Assistant Secretary     4-27-99
--------------------------------                                      ----------
Carol A. McCoy

/s/ Ross W. Stagner                 Director and Vice President          4-27-99
--------------------------------                                      ----------
Ross W. Stagner

/s/ Terry W. Davis                  Director and Vice President -        4-27-99
--------------------------------        Administration                ----------
Terry W. Davis

Exhibit Index

2. Opinion of John H. Livingston, Esquire, as to the legality of the securities being registered.

6. Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered.

7. (a)  Consent of KPMG Peat Marwick LLP.

7. (b)  Consent of Sutherland, Asbill & Brennan LLP.